As filed with the Securities and Exchange Commission on July 29, 2003.


                           1933 Act File No. 33-65572
                           1940 Act File No. 811-7852

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X

                        Pre-Effective Amendment No. ___

                        Post-Effective Amendment No. 12

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X

                                Amendment No. 13


                            USAA STATE TAX-FREE TRUST
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)

                9800 Fredericksburg Road, San Antonio, TX 78288
                ------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


        Registrant's Telephone Number, including Area Code (210) 498-0226


                           Mark S. Howard, Secretary
                            USAA STATE TAX-FREE TRUST
                            9800 Fredericksburg Road
                           San Antonio, TX 78288-0227
                        --------------------------------
                    (Name and Address of Agent for Service)



It is proposed that this filing will become effective under Rule 485

___  immediately  upon filing  pursuant to paragraph (b)
_X_  on (August 1, 2003) pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)(2)
___  on (date) pursuant to paragraph (a)(2)



If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



                          Exhibit Index on Page 110
                                                                  Page 1 of 225

                                     PART A

                               PROSPECTUS FOR THE
         FLORIDA TAX-FREE INCOME AND FLORIDA TAX-FREE MONEY MARKET FUNDS
                               IS INCLUDED HEREIN

[USAA
EAGLE
LOGO (R)]



                       USAA   FLORIDA FUNDS




                       USAA   PHOTO]
               INVESTMENTS


                              P R O S P E C T U S
--------------------------------------------------------------------------------

     AUGUST 1, 2003           FLORIDA TAX-FREE INCOME FUND
                              FLORIDA TAX-FREE MONEY MARKET FUND

                              Shares of the Florida Funds are offered only to Florida residents. The delivery of this prospectus is not an offer in any state where shares of the Florida Funds may not lawfully be made.

                              As with other mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Table of CONTENTS
---------------------------------------------------------------------------

     WHAT ARE EACH FUND'S INVESTMENT
     OBJECTIVES AND MAIN STRATEGIES?                                    3

     WHAT ARE THE MAIN RISKS OF INVESTING IN THESE FUNDS?               3

     COULD THE VALUE OF YOUR INVESTMENT
     IN THESE FUNDS FLUCTUATE?                                          5

     FEES AND EXPENSES                                                  12

     FUND INVESTMENTS                                                   13

     FUND MANAGEMENT                                                    25

     USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM                        28

     HOW TO INVEST                                                      29

     HOW TO REDEEM                                                      32

     IMPORTANT INFORMATION ABOUT
     PURCHASES AND REDEMPTIONS                                          35

     EXCHANGES                                                          36

     SHAREHOLDER INFORMATION                                            37

     FINANCIAL HIGHLIGHTS                                               42

     APPENDIX A                                                         45

     APPENDIX B                                                         51

     ADDITIONAL FUND INFORMATION                                        54


USAA Florida Funds - 2

--------------------------------------------------------------------------------

USAA INVESTMENT MANAGEMENT COMPANY (IMCO) MANAGES THESE FUNDS. FOR EASIER READING, IMCO WILL BE REFERRED TO AS "WE" OR "US" THROUGHOUT THE PROSPECTUS.

WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES
AND MAIN STRATEGIES?

     Each Fund has a common objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity. Each Fund has separate investment policies to achieve its objective.

     FLORIDA TAX-FREE INCOME FUND

     The Florida Tax-Free Income Fund invests primarily in long-term investment-grade Florida tax-exempt securities. The Fund's dollar-weighted average portfolio maturity is not restricted, but is expected to be greater than ten years.

     FLORIDA TAX-FREE MONEY MARKET FUND

     The Florida Tax-Free Money Market Fund invests in high-quality Florida tax-exempt securities with maturities of 397 days or less.

     Because any investment involves risk, there is no assurance that the Funds' objectives will be achieved. See FUND INVESTMENTS on page 13 for more information.

WHAT ARE THE MAIN RISKS OF INVESTING
IN THESE FUNDS?

     The three primary risks of investing in these Funds are credit risk, market risk, and management risk. As with other mutual funds, losing money is also a risk of investing in these Funds.

                                                                  3 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     * CREDIT RISK involves the possibility that a borrower cannot make timely interest and principal payments on its securities.

     * MARKET RISK involves the possibility that the value of each Fund's investments will decline because of an increase in interest rates, adverse changes in supply and demand for tax-exempt securities, or other market factors.

        IF INTEREST RATES INCREASE: the yield of each Fund may increase. In addition, the market value of the Florida Tax-Free Income Fund's securities will likely decline, adversely affecting the net asset value and total return.

        IF INTEREST RATES DECREASE: the yield of each Fund may decrease. In addition, the market value of the Florida Tax-Free Income Fund's securities may increase, which would likely increase the Fund's net asset value and total return.

        The credit and market risks may be magnified because each Fund concentrates its investments in Florida tax-exempt securities.

     * MANAGEMENT RISK involves the possibility that the investment techniques and risk analyses used by each Fund's managers will not produce the desired results.

     Other risks of investing in either Fund include call risk and structural risk. See pages 16 and 17 for more information on these risks.

     As you consider an investment in either Fund, you should also take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the investment for long periods of time to ride out down periods.

     An investment in either Fund is not a deposit of USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other

USAA Florida Funds - 4

                  --------------------------------------------

     government agency. Although the Florida Tax-Free Money Market Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in that Fund.

     You will find more detailed information about the risks you will face as a Fund shareholder throughout this prospectus.

COULD THE VALUE OF YOUR INVESTMENT
IN THESE FUNDS FLUCTUATE?

     Yes, it could. In fact, the value of your investment in the Florida Tax-Free Income Fund will fluctuate with the changing market values of the investments in the Fund. We manage the Florida Tax-Free Money Market Fund in accordance with strict Securities and Exchange Commission (SEC) guidelines designed to preserve the Fund's value at $1 per share, although, of course, we cannot guarantee that the value will remain at $1 per share.

     The value of the securities in which the Florida Tax-Free Income Fund invests typically fluctuates inversely with changes in the general level of interest rates. Changes in the creditworthiness of issuers and changes in other market factors such as the relative supply of and demand for tax-exempt securities also create value fluctuations.

     The bar charts shown on the following pages illustrate each Fund's volatility and performance from year to year for each full calendar year since each Fund's inception.

     TOTAL RETURN

     All mutual funds must use the same formula to calculate TOTAL RETURN.

      ------------------------------------------------------------
      [ARROW] TOTAL RETURN MEASURES THE PRICE CHANGE IN A SHARE ASSUMING THE REINVESTMENT OF ALL DIVIDEND INCOME AND CAPITAL GAIN DISTRIBUTIONS.
      ------------------------------------------------------------

                                                                  5 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     FLORIDA TAX-FREE INCOME FUND

  [BAR CHART]

                    CALENDAR YEAR      TOTAL RETURN

                         1994*             -10.04%
                         1995               18.90%
                         1996                4.38%
                         1997               11.16%
                         1998                6.36%
                         1999               -6.33%
                         2000               12.87%
                         2001                4.99%
                         2002                8.75%

                  * FUND BEGAN OPERATIONS ON OCTOBER 1, 1993.

                           SIX-MONTH YTD TOTAL RETURN
                                4.59% (6/30/03)
         BEST QUARTER*                             WORST QUARTER*
         8.34% 1ST QTR. 1995                 -8.93% 1ST QTR. 1994

         * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The table on the next page shows how the Fund's average annual total returns for the periods indicated compared to those of relevant securities market indices. The after-tax returns are shown in two ways: (1) assumes that you owned the Fund during the entire period and paid taxes on the Fund's distributions of taxable income or capital gains and (2) assumes that you paid taxes on the Fund's distributions of taxable income or capital gains and sold all shares at the end of each period.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the

USAA Florida Funds - 6

                  --------------------------------------------

     impact of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts. A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The actual after-tax returns depend on your tax situation and may differ from those shown.

     Remember,   historical  performance  (before  and  after  taxes)  does  not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                                         Since
                                                                       Inception
  Florida Tax-Free Income Fund        Past 1 Year    Past 5 Years      10/01/93
--------------------------------------------------------------------------------
  Return Before Taxes                    8.75%          5.13%          5.25%

  Return After Taxes on Distributions    8.75%          5.13%          5.25%

  Return After Taxes on Distributions
  and Sale of Fund Shares                7.23%          5.09%          5.22%
--------------------------------------------------------------------------------

  Lehman Brothers Municipal
  Bond Index* (reflects no deduction
  for fees, expenses, or taxes)          9.60%          6.06%          6.09%+

--------------------------------------------------------------------------------
  Lipper Florida Municipal
  Debt Funds Index** (reflects
  no deduction for taxes)                7.97%          4.83%          5.04%+
--------------------------------------------------------------------------------

     * The Lehman Brothers Municipal Bond Index is an unmanaged benchmark of total return performance for the long-term, investment-grade, tax-exempt bond market.

     ** The Lipper Florida Municipal Debt Funds Index tracks the total return performance of the 10 largest funds within this category. This category includes funds that limit their assets to those securities that are exempt from taxation in the state of Florida.

     + The performance of the Lehman Brothers Municipal Bond Index and the Lipper Florida Municipal Debt Funds Index is calculated with a commencement date of September 30, 1993, while the Fund's inception date is October 1, 1993. There may be a slight variation in the comparative performance numbers due to this difference.

        NONE OF THE FLORIDA TAX-FREE INCOME FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.


                                                                  7 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     FLORIDA TAX-FREE MONEY MARKET FUND

 [BAR CHART]

                    CALENDAR YEAR      TOTAL RETURN

                         1994*               2.49%
                         1995                3.57%
                         1996                3.24%
                         1997                3.33%
                         1998                3.17%
                         1999                2.97%
                         2000                3.75%
                         2001                2.53%
                         2002                1.07%

                  * FUND BEGAN OPERATIONS ON OCTOBER 1, 1993.


                           SIX-MONTH YTD TOTAL RETURN
                                0.37% (6/30/03)
         BEST QUARTER*                            WORST QUARTER*
         1.00% 2nd Qtr. 2000                 0.25% 1st Qtr. 2002

     * Please note that "Best Quarter" and "Worst Quarter" figures are applicable only to the time period covered by the bar chart.

     The following table shows the Fund's average annual total returns for the periods indicated. Remember, historical performance does not necessarily indicate what will happen in the future.

                          AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2002
                                                                        Since
                                                                      Inception
                                       Past 1 Year      Past 5 Years   10/01/93
--------------------------------------------------------------------------------
   Florida Tax-Free Money Market Fund      1.07%             2.70%       2.87%
--------------------------------------------------------------------------------

     NONE OF THE FLORIDA TAX-FREE MONEY MARKET FUND'S RETURN WAS A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX.

USAA Florida Funds - 8

                   -----------------------------------------
     YIELD

     All mutual funds must use the same formulas to calculate YIELD and EFFECTIVE YIELD.

    ----------------------------------------------------------------------
   [ARROW] YIELD IS ANNUALIZED  NET INCOME OF THE FUND DURING A SPECIFIED
           PERIOD AS A PERCENTAGE OF THE FUND'S SHARE PRICE AT THE END OF THE PERIOD.

   [ARROW] EFFECTIVE YIELD IS CALCULATED  SIMILAR TO THE YIELD,  HOWEVER,
           WHEN   ANNUALIZED,   THE  INCOME   EARNED  IS  ASSUMED  TO  BE
           REINVESTED.
    ----------------------------------------------------------------------

     FLORIDA TAX-FREE INCOME FUND

     The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation or a tax-equivalent yield. The Fund's 30-day yield for the period ended December 31, 2002, was 3.89%.

     FLORIDA TAX-FREE MONEY MARKET FUND

     The Florida Tax-Free Money Market Fund typically advertises performance in terms of a 7-day yield and effective yield or tax-equivalent yield and may advertise total return. The 7-day yield quotation more closely reflects current earnings of the Fund than the total return quotation. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. Current yields and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio. The Fund's 7-day yield for the period ended December 31, 2002, was 1.10%.

     TAX-EQUIVALENT YIELD

     Investors use tax-equivalent yields to compare taxable and tax-exempt fixed income investments using a common yield measure. The tax-equivalent yield is the yield that a fully taxable

                                                                  9 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     investment (E.G., a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest) must generate to earn the same "take-home" yield as a tax-exempt investment. The calculation depends upon your federal marginal and Florida intangible tax rates and assumes that an investor can fully itemize deductions on his or her federal tax return. The higher your marginal tax bracket, the higher will be the tax-equivalent yield and the more valuable is the Fund's tax exemption.

     Since our Funds do not currently own and do not intend to own securities on which the interest is a tax preference item for purposes of the federal alternative minimum tax (AMT), the calculations below apply to all individual shareholders regardless of their status.

     For example, if you assume a federal marginal income tax rate of 35% and a Florida Intangible Tax Effect of .09%, the Effective Marginal Tax Rate would be 35.06%. Using this tax rate, the Funds' tax-equivalent yields for the period ended December 31, 2002, would be as follows:

                                                                TAX-EQUIVALENT
                                                   YIELD             YIELD
   ----------------------------------------------------------------------------
    Florida Tax-Free Income Fund (30 day)           3.89%            5.99%
    Florida Tax-Free Money Market Fund (7 day)      1.10%            1.69%

     Using the example, to exceed the 30-day yield of the Florida Tax-Free Income Fund on an after-tax basis, you would have needed a fully taxable investment that yielded more than 5.99%. Likewise, to exceed the 7-day yield of the Florida Tax-Free Money Market Fund, you would have needed a fully taxable investment that yielded more than 1.69%.

     For more information on calculating tax-equivalent yields, see APPENDIX B on page 51.


USAA Florida Funds - 10

                 ---------------------------------------------

     CURRENT PRICE, YIELD, AND TOTAL RETURN INFORMATION

     Please consider performance information in light of the Funds' investment objectives and policies and market conditions during the reported time periods. The value of your shares may go up or down. You may obtain the most current price, yield, and return information for these Funds through our USAA.COM web site once you have established Internet access. See page 30 for information on establishing Internet access. You may also obtain this information by calling USAA TouchLine(R) at 1-800-531-8777. Press 1 for the Mutual Fund Menu, press 1 again for prices, yields, and returns. Then, press the FUND NUMBER of the Fund on which you would like to receive information followed by the pound sign (#) when asked for a fund code.

                 ----------------------------------------------------
                 [ARROW] FUND NUMBER
                         Florida Tax-Free Income Fund            66
                         Florida Tax-Free Money Market Fund      67
                 ----------------------------------------------------

     Additionally, you may find the most current price of your Fund's shares in the business section of your newspaper in the mutual fund section under the heading "USAA Group" and the appropriate symbol. If you prefer to obtain this information from an online computer service, you can do so by using its TICKER SYMBOL.

                 ----------------------------------------------------
                 [ARROW] TICKER SYMBOL

                         Florida Tax-Free Income Fund    UFLTX
                         Florida Money Market Fund       UFLXX

                 [ARROW] NEWSPAPER SYMBOL

                         Florida Tax-Free Income Fund    TxFln
                 ----------------------------------------------------

                                                                 11 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

FEES AND EXPENSES

     This summary shows what it will cost you, directly and indirectly, to invest in the Funds.

     SHAREHOLDER TRANSACTION EXPENSES -- DIRECT COSTS

     There are no fees or sales loads charged to your Fund account when you buy or sell Fund shares. However, if you sell shares and request your money by wire transfer, there is a $12 domestic wire fee and a $35 foreign wire fee. (Your bank may also charge a fee for wires.)

     ANNUAL FUND OPERATING EXPENSES -- INDIRECT COSTS

     Fund expenses come out of the Funds' assets and are reflected in the Funds' share prices and dividends. "Other Expenses" include expenses such as custodian, administration and servicing, and transfer agent fees. The figures below show actual expenses during the past fiscal year ended March 31, 2003, and are calculated as a percentage of average net assets.

                                                                 TOTAL ANNUAL
                    MANAGEMENT        DISTRIBUTION     OTHER      OPERATING
                       FEES           (12B-1) FEES    EXPENSES    EXPENSES
  ----------------------------------------------------------------------------
  Florida Tax-Free
  Income Fund         .37%a              None          .26%          .63%b

  Florida Tax-Free
  Money Market Fund   .34%               None          .25%          .59%b

     a A performance fee adjustment increased the base management fee of 0.34% by 0.03% for the most recent fiscal year.

     b Through fee offset arrangements with certain of the Funds' service providers, realized credits, if any, are used to reduce the Funds' expenses. Total Annual Operating Expenses of the Funds reflect total expenses excluding fee offset arrangements. For the fiscal year ended March 31, 2003, these fee offset arrangements did not affect the expense ratio of the Florida Tax-Free Income Fund or the Florida Tax-Free Money Market Fund.

         ----------------------------------------------------------------
         [ARROW] 12B-1 FEES SOME MUTUAL FUNDS CHARGE THESE FEES TO PAY
                 FOR ADVERTISING AND OTHER COSTS OF SELLING FUND SHARES.
         ----------------------------------------------------------------

USAA Florida Funds - 12

                    ----------------------------------------

     EXAMPLE OF EFFECT OF THE FUNDS' OPERATING EXPENSES

     This example is intended to help you compare the cost of investing in one of the Funds with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming (1) a 5% annual return, (2) the Fund's operating expenses remain the same, and (3) you redeem all of your shares at the end of those periods shown.

                                     1 YEAR   3 YEARS  5 YEARS  10 YEARS
  ---------------------------------------------------------------------------
   Florida Tax-Free Income Fund       $64      $202      $351     $786

   Florida Tax-Free Money
   Market Fund                        $60      $189      $329     $738


FUND INVESTMENTS

     PRINCIPAL INVESTMENT STRATEGIES AND RISKS

     [ARROW] WHAT IS EACH FUND'S PRINCIPAL INVESTMENT STRATEGY?

     Each Fund's principal strategy is the investment of its assets in securities issued by the state of Florida, its political subdivisions and instrumentalities, and by other governmental entities if, in the opinion of counsel to the issuer, the interest from such obligations is excluded from gross income for federal income tax purposes and the obligations are exempt from the Florida intangible personal property tax.

     These securities include municipal debt obligations that have been issued by Florida and its political subdivisions, and duly constituted state and local authorities and corporations. We refer to these securities as Florida tax-exempt securities. Florida tax-exempt securities are issued to fund public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

                                                                 13 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     Because the projects benefit the public, Congress has granted an exemption from federal income tax for the interest income arising from these securities. Likewise, the Florida Legislature has granted an exemption from state intangible personal property taxes for most Florida municipal securities.

     [ARROW] WHAT TYPES OF TAX-EXEMPT SECURITIES WILL BE INCLUDED IN EACH FUND'S PORTFOLIO?

     Each Fund's assets may be invested in, among other things, any of the following tax-exempt securities:

        * GENERAL OBLIGATION BONDS, which are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest;

        * REVENUE BONDS, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power;

        * MUNICIPAL LEASE OBLIGATIONS backed by the municipality's covenant to budget for the payments due under the lease obligation;

        * INDUSTRIAL DEVELOPMENT REVENUE BONDS, such as pollution control revenue bonds, issued by or on behalf of public authorities to obtain funds for privately operated facilities;

        * INVERSE FLOATING RATE SECURITIES (except the Florida Tax-Free Money Market Fund) whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond; and

        * SYNTHETIC  INSTRUMENTS,   which  combine  a  municipality's  long-term
          obligation to pay interest and principal with the obligation of a third party to repurchase the instrument

USAA Florida Funds - 14

                 ---------------------------------------------

          on short notice. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the maturity of the securities.

     For a further description of these securities and other securities in which we may invest the Funds' assets, see APPENDIX A on page 45.

     As a temporary defensive measure because of market, economic, political, or other conditions, we may invest up to 100% of each Fund's assets in short-term securities regardless of whether the interest is exempt from federal income tax and Florida intangible personal property taxes. To the extent that these temporary investments produce taxable income, that income may result in that Fund not fully achieving its investment objective during the time it is in this temporary defensive posture.

     [ARROW] WHAT ARE THE PRINCIPAL RISKS ASSOCIATED WITH INVESTING IN THESE FUNDS?

     The three principal risks associated with investing in these Funds are credit risk, market risk, and management risk.

     CREDIT RISK. The securities in each Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer of a fixed income security will fail to make timely payments of interest or principal. We attempt to minimize the Funds' credit risks by investing in securities considered at least investment grade at the time of purchase. Nevertheless, even investment-grade securities are subject to some credit risk. In addition, the ratings of securities are the rating agencies' estimates of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis.

     When evaluating potential investments for the Funds, our analysts also independently assess credit risk and its impact on

                                                                 15 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     the Funds' portfolios. Securities in the lowest investment grade ratings category (BBB) have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capability to make principal and interest payments on these securities than is the case for higher-rated securities.

     MARKET RISK. As mutual funds investing in bonds, the Funds are subject to the risk that the market value of the bonds will decline because of rising interest rates. Bond prices are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall and when interest rates fall, bond prices rise. The price volatility of a bond also depends on its maturity. Generally, the longer the maturity of a bond, the greater its sensitivity to interest rates. To compensate investors for this higher market risk, bonds with longer maturities generally offer higher yields than bonds with shorter maturities.

     MANAGEMENT RISK. These Funds are subject to management risk because each Fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the Funds' managers will produce the desired results.

     [ARROW] WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTMENTS IN TAX-EXEMPT SECURITIES?

     Two other risks that are applicable to certain tax-exempt securities are call risk and structural risk.

     CALL RISK. Many municipal bonds may be "called," or redeemed, by the issuer before the stated maturity. During a period of declining interest rates, an issuer would call, or refinance, a higher-yielding bond for the same reason that a homeowner would refinance a home mortgage. Interest rates must drop sufficiently so that the savings more than offset the cost of refinancing.

     Intermediate- and long-term municipal bonds have the greatest call risk, because most municipal bonds may not be called until

USAA Florida Funds - 16
     after ten years from the date of issue. The period of "call protection" may be longer or shorter than ten years, but regardless, bonds purchased closest to the date of issue will have the most call protection. Typically, bonds with original maturities of ten years or less are not callable.

     Although  investors  certainly  appreciate  the  rise in bond  prices  when interest rates drop, falling interest rates create the environment necessary to "call" the higher-yielding bonds from your Fund. When bonds are called, the Fund is impacted in several ways. Most likely, we must reinvest the bond-call proceeds at lower interest rates. The Fund's income may drop as a result. The Fund may also realize a taxable capital gain.

     STRUCTURAL RISK. Some tax-exempt securities, referred to as "synthetic instruments," are created by combining a long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice, referred to as a "tender option." Usually, the tender option is backed by a letter of credit or similar guarantee from a bank. The guarantee, however, is typically conditional, which means that the bank is not required to pay under the guarantee if there is a default by the municipality or if certain other events occur. These types of instruments involve special risks, referred to as "structural risk." For example, because of the structure of a synthetic instrument, there is a risk that the instrument will lose its tax-exempt treatment or that we will not be able to exercise our tender option. We will not purchase a synthetic instrument unless counsel for the issuer has issued an opinion that the instrument is entitled to tax-exempt treatment. In addition, we will not purchase a synthetic instrument for the Florida Tax-Free Money Market Fund unless we believe there is only minimal risk that we will not be able to exercise our tender option at all times.

     [ARROW] WHAT PERCENTAGE OF EACH FUND'S ASSETS WILL BE INVESTED IN FLORIDA TAX-EXEMPT SECURITIES?

     During normal market conditions, at least 80% of each Fund's net assets will consist of Florida tax-exempt securities. This policy may only be changed by a shareholder vote.

                                                                 17 - Prospectus

USAA FLORIDA FUNDS
------------------------------------------------------------------------------

     In addition to Florida tax-exempt securities, securities issued by certain U.S. territories and possessions such as Puerto Rico, the Virgin Islands, and Guam are exempt from federal income tax and the state intangible personal property tax; and as such, we may invest up to 20% of each Fund's assets in these securities.

     [ARROW] ARE EACH FUND'S INVESTMENTS DIVERSIFIED IN MANY DIFFERENT ISSUERS?

     Each Fund is considered diversified under the federal securities laws. This means that we will not invest more than 5% in any one issuer with respect to 75% of each Fund's assets. With respect to the remaining 25% of each Fund's assets, we could invest more than 5% in any one, or more, issuers. Purchases of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities are not counted toward the 5% limitation. Each Fund, of course, is concentrated geographically through the purchase of Florida tax-exempt securities. For further discussion of diversification, see INVESTMENT POLICIES in the statement of additional information.

     With respect to the Florida Tax-Free Money Market Fund, strict SEC guidelines do not permit us to invest, with respect to 75% of the Fund's assets, greater than 10% of the Fund's assets in securities issued by or subject to guarantees by the same institution.

     We also may not invest more than 25% of a Fund's assets in securities issued in connection with the financing of projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or electric power project revenue bonds, or in industrial development revenue bonds that are based, directly or indirectly, on the credit of private entities of any one industry. However, we reserve the right to invest more than 25% of a Fund's assets in tax-exempt industrial development revenue bonds. The 25% industry limitation does not apply to general obligation bonds or bonds that are escrowed in U.S. government securities.


USAA Florida Funds - 18

                    ---------------------------------------

     [ARROW] WHAT ARE THE POTENTIAL RISKS ASSOCIATED WITH CONCENTRATING SUCH A LARGE PORTION OF EACH FUND'S ASSETS IN ONE STATE?

     The Funds are subject to credit and market risks, as previously described, which could be magnified by the Funds' concentration in Florida issuers. Florida tax-exempt securities may be affected by political, economic, regulatory, or other developments that limit the ability of Florida issuers to pay interest or repay principal in a timely manner. Therefore, the Funds are affected by events within Florida to a much greater degree than a more diversified national fund.

     A particular development may not directly relate to the Funds' investments but nevertheless might depress the entire market for the state's tax-exempt securities and therefore adversely impact the Funds' valuation.

     An  investment  in the  Florida  Tax-Free  Funds  may be  riskier  than  an
     investment   in  other   types  of   tax-exempt   funds   because  of  this
     concentration.

     The following are examples of just some of the events that may depress valuations for Florida tax-exempt securities for an extended period of time:

        * Changes in state laws, including voter referendums, that restrict revenues or raise costs for issuers.

        * Court decisions that affect a category of municipal bonds, such as municipal lease obligations or electric utilities.

        * Natural disasters such as floods, storms, hurricanes, droughts, fires, or earthquakes.

        * Bankruptcy or financial distress of a prominent municipal issuer within the state.

        * Economic issues that impact critical industries or large employers or that weaken real estate prices.

        * Reductions in federal or state financial aid.

                                                                 19 - Prospectus

USAA FLORIDA FUNDS
------------------------------------------------------------------------------

        * Imbalance  in  the  supply  and  demand  for  the  state's   municipal
          securities.

        * Developments that may change the tax treatment of Florida tax-exempt securities.

     In addition, because each Fund invests in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

     Other considerations affecting the Funds' investments in Florida tax-exempt securities are summarized in the statement of additional information under SPECIAL RISK CONSIDERATIONS.

     [ARROW] DO THE FUNDS PURCHASE BONDS GUARANTEED BY BOND INSURANCE?

     Yes. Some of the bonds we purchase for the Funds are secured by bond insurance that guarantees scheduled principal and interest payments. In addition, we may purchase bond insurance for individual uninsured securities when we believe it will provide an anticipated benefit to the Fund. However, this insurance does not completely eliminate the risk of investing in the issuer.

     [ARROW] WILL ANY PORTION OF THE DISTRIBUTIONS FROM THE FUNDS BE SUBJECT TO FEDERAL INCOME TAX?

     During normal market conditions, at least 80% of each Fund's annual interest income (and, therefore, its income dividends) will be excluded from a shareholder's gross income for federal income tax purposes and the shares will also be exempt from the Florida intangible personal property tax. This policy may be changed only by a shareholder vote. Since each Fund's inception, any taxable interest income distributed to shareholders has been minimal.

     However, gains and losses from trading securities that occur during the normal course of managing a Fund may result in capital gain distributions. The Internal Revenue Code presently

USAA Virginia Funds - 20

USAA VIRGINIA FUNDS
--------------------------------------------------------------------------------

     treats these distributions differently than tax-exempt interest income in the following ways:

        * Distributions of net short-term capital gains are taxable as ordinary income.

        * Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of the length of time you have held the Fund shares.

        * Both short-term and long-term capital gains are taxable whether received in cash or reinvested in additional shares.

     [ARROW] WILL DISTRIBUTIONS BY THE FUNDS BE A TAX PREFERENCE ITEM FOR PURPOSES OF THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT)?

     During normal market conditions, at least 80% of each Fund's annual interest income will not be a tax preference item for purposes of the federal AMT. This policy may be changed only by a shareholder vote. Since their inception, the Funds have not distributed any income that is a tax preference item for purposes of the federal AMT, and we do not intend to distribute any such income in the future. However, of course, changes in federal tax laws or other unforeseen circumstances could result in a Fund's earning interest income that is a tax preference item for purposes of the federal AMT.

     FLORIDA TAX-FREE INCOME FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS?

     Under normal market conditions, we will invest the Fund's assets so that at least 50% of the total market value of the tax-exempt securities are rated within the three highest long-term rating categories (A or higher) by Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), or Dominion Bond Rating Service Limited (DBRS), or in the highest short-term rating category by Moody's, S&P, Fitch, or


                                                                 21 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     DBRS. If a security is not rated by these rating agencies, we must determine that the security is of equivalent investment quality.

     In no event will we purchase a security for the Fund unless it is rated at least investment grade at the time of purchase. Investment-grade securities are those securities rated within the four highest long-term rating categories by Moody's (Baa or higher), S&P, Fitch (BBB or higher), or DBRS (R-3 or higher), or in the two highest short-term rating categories by these rating agencies. If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     On occasion, we may pay a rating agency to rate a particular security when we believe it will provide an anticipated benefit to the Fund.

     You will find a complete description of the above tax-exempt ratings in the Fund's statement of additional information.

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED BELOW INVESTMENT GRADE?

     We will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio. If downgrades result in more than 5% of a Fund's net assets being invested in securities that are less than investment-grade quality, we will take immediate action to reduce the Fund's holdings in such securities to 5% or less of the Fund's net assets, unless otherwise directed by the Fund's Board of Trustees.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We manage tax-exempt funds based on the common sense premise that our investors value tax-exempt income over taxable capital gain distributions. When weighing the decision to buy or sell a security, we strive to balance the value of the tax-exempt income, the credit risk of the issuer, and the price volatility of the bond.

USAA Florida Funds - 22

               --------------------------------------------------

     [ARROW] WHAT IS THE FUND'S PORTFOLIO WEIGHTED AVERAGE MATURITY AND HOW IS IT CALCULATED?

     While the Fund's portfolio weighted average maturity is not restricted, we expect it to be greater than ten years. To deter- mine a security's maturity for purposes of calculating the Fund's portfolio weighted average maturity, we may estimate the expected time in which the security's principal is to be paid. This can be substantially shorter than its stated final maturity. For more information on the method of calculating the Fund's portfolio weighted average maturity, see INVESTMENT POLICIES in the Fund's statement of additional information.

     FLORIDA TAX-FREE MONEY MARKET FUND

     [ARROW] WHAT IS THE CREDIT QUALITY OF THE FUND'S INVESTMENTS AT THE TIME OF PURCHASE?

     The Fund's purchases consist of securities meeting the requirements to qualify as "eligible securities" under the SEC rules applicable to money market funds. In general, an eligible security is defined as a security that is:

        * issued or guaranteed by the U.S. government or any agency or instrumentality thereof, including "prerefunded" and "escrowed to maturity" tax-exempt securities,

        * rated or subject to a guarantee that is rated in one of the two highest categories for short-term securities by at least two Nationally Recognized Statistical Rating Organizations (NRSROs), or by one NRSRO if the security is rated by only one NRSRO,

        * unrated but issued by an issuer or guaranteed by a guarantor that has other comparable short-term debt obligations so rated, or

        * unrated but determined by us to be of comparable quality.

                                                                 23 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     In addition, we must consider whether a particular investment presents minimal credit risk in accordance with SEC guidelines applicable to money market funds.

     [ARROW] WHO ARE THE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS?

     Current NRSROs include:

        *  Moody's Investors Service
        *  Standard & Poor's Ratings Group
        *  Fitch Ratings
        *  Dominion Bond Rating Service Limited

     [ARROW] WHAT HAPPENS IF THE RATING OF A SECURITY IS DOWNGRADED?

     If the rating of a security is downgraded after purchase, we will determine whether it is in the best interest of the Fund's shareholders to continue to hold the security in the Fund's portfolio.

     [ARROW] WILL THE FUND ALWAYS MAINTAIN A NET ASSET VALUE OF $1 PER SHARE?

     While we will endeavor to maintain a constant Fund net asset value of $1 per share, there is no assurance that we will be able to do so. Remember, the shares are neither insured nor guaranteed by the U.S. government. As such, the Fund carries some risk.

     For example, there is always a risk that the issuer of a security held by the Fund will fail to pay interest or principal when due. We attempt to minimize this credit risk by investing only in securities rated in one of the two highest categories for short-term securities, or, if not rated, of comparable quality, at the time of purchase. Additionally, we will not purchase a security unless our analysts determine that the security presents minimal credit risk.

     There is also a risk that rising interest rates will cause the value of the Fund's securities to decline. We attempt to minimize this interest rate risk by limiting the maturity of each security to 397

USAA Florida Funds - 24
     days or less and maintaining a DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY for the Fund of 90 days or less. The maturity of each security is calculated based upon SEC guidelines.

   --------------------------------------------------------------------------
  [ARROW] DOLLAR-WEIGHTED   AVERAGE   PORTFOLIO   MATURITY   IS  OBTAINED  BY
          MULTIPLYING THE DOLLAR VALUE OF EACH INVESTMENT BY THE NUMBER OF DAYS LEFT TO ITS MATURITY, THEN ADDING THOSE FIGURES TOGETHER AND DIVIDING THE TOTAL BY THE DOLLAR VALUE OF THE FUND'S PORTFOLIO.
  ---------------------------------------------------------------------------

     Finally, there is the possibility that one or more investments in the Fund cease to be "eligible securities" resulting in the net asset value ceasing to be $1 per share. For example, a guarantor on a security failing to meet a contractual obligation could cause such a result.

     [ARROW] HOW ARE THE DECISIONS TO BUY AND SELL SECURITIES MADE?

     We balance factors such as credit quality and maturity to purchase the best relative value available in the market at any given time. While rare, a decision to sell is usually based on a change in our credit opinion or to take advantage of an opportunity to reinvest at a higher yield.

     For additional information about other securities in which we may invest each of the Fund's assets, see APPENDIX A on page 45.

FUND MANAGEMENT

     USAA Investment Management Company serves as the manager of these Funds. We are an affiliate of United Services Automobile Association (USAA), a large, diversified financial services institution. Our mailing address is 9800 Fredericksburg Road, San Antonio, Texas 78288.

                 --------------------------------------------------------
                [ARROW] TOTAL ASSETS UNDER MANAGEMENT BY
                        USAA INVESTMENT MANAGEMENT COMPANY
                        APPROXIMATELY $44 BILLION AS OF JUNE 30, 2003
                 --------------------------------------------------------


                                                                 25 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     We provide investment management services to the Funds pursuant to an Advisory Agreement. Under this agreement, we are responsible for managing each Fund's portfolio (including placement of brokerage orders), subject to the authority of and supervision by the Funds' Board of Trustees. For our services, the Funds pay us an annual base management fee, which is accrued daily and paid monthly. The fee is computed as a percentage of the aggregate average net assets of the Florida Tax-Free Income and Florida Tax-Free Money Market Funds combined, and is equal on an annual basis to 0.50% of the first $50 million, 0.40% of that portion over $50 million but not over $100 million, and 0.30% of that portion over $100 million. These fees are allocated monthly on a proportional basis to each Fund based on average net assets.

     The investment management fee for the Florida Tax-Free Income Fund is comprised of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper Florida Municipal Debt Funds Index. The base fee for the Florida Tax-Free Income Fund is computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper Index over the performance period. For the month ended March 31, 2003, the performance period consisted of the previous 20-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Florida Tax-Free Income Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the following chart:

USAA Florida Funds - 26

            ---------------------------------------------------------

         OVER/UNDER PERFORMANCE                   ANNUAL ADJUSTMENT RATE
           RELATIVE TO INDEX                  (IN BASIS POINTS AS A PERCENTAGE
           (IN BASIS POINTS) 1                 OF THE FUND'S AVERAGE NET ASSETS)
      -------------------------------------------------------------------------
          +/- 20 to 50                                      +/- 4
         +/- 51 to 100                                      +/- 5
         +/- 101 and greater                                +/- 6

    1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest basis point (.01%).

     For the most recent fiscal year, the impact of the performance adjustment increased the base management fee of 0.34% for the Florida Tax-Free Income Fund by 0.03%.

     In addition to providing investment management services, we also provide administration, shareholder servicing, and distribution services to the Funds. Our affiliate, USAA Shareholder Account Services, provides transfer agency services to the Funds.

     PORTFOLIO MANAGERS

     FLORIDA TAX-FREE INCOME FUND

     Robert R. Pariseau, CFA, assistant vice president of Fixed Income Mutual Fund Portfolios, has managed the Fund since May 1995. He has 19 years of investment management experience working for us. Mr. Pariseau earned the Chartered Financial Analyst designation in 1987 and is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., and the National Federation of Municipal Analysts. He holds an MBA from Lindenwood College and a BS from the U.S. Naval Academy.

     FLORIDA TAX-FREE MONEY MARKET FUND

     Anthony M. Era, Jr., assistant vice president of Money Market Funds, has managed the Fund since June 2003. He has 16 years of investment management experience and has worked for us for 15 years. Mr. Era is a member of the Association for Investment Management and Research, the San Antonio Financial Analysts Society, Inc., the Financial Services Analysts Association, New

                                                                 27 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     York, and the National Federation of Municipal Analysts. He holds a master's degree in finance from the University of Texas at San Antonio and a BA from Creighton University, Omaha, Nebraska.


USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

     THE IDEA BEHIND MUTUAL FUNDS

     Mutual funds provide advantages like professional management and diversification to all investors. Regardless of whether you are just starting out or have invested for years, your investment, large or small, buys you part of a diversified portfolio. That portfolio is managed by investment professionals, relieving you of the need to make individual stock or bond selections. You also enjoy conveniences, such as daily pricing, liquidity, and in the case of the USAA family of funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result, you own an investment that in earlier times would have been available only to the wealthiest people.

     USING FUNDS IN AN INVESTMENT PROGRAM

     In choosing a mutual fund as an investment vehicle, you are giving up some investment decisions, but must still make others. The decisions you don't have to make are those involved with choosing individual securities. We will perform that function. In addition, we will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Funds, as well as other functions.

     You, however, retain at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances your investment goals with your tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA family of funds.

USAA Florida Funds - 28

             -----------------------------------------------------

HOW TO INVEST

     OPENING AN ACCOUNT

     You may open an account and make an investment on the Internet, by mail, bank wire, or phone as described below. You should return a complete, signed application to open your initial account. However, after you open your initial account with us, you will not need to fill out another application to invest in another Fund of the USAA family of funds unless the registration is different or we need further information to verify your identity.

     TO PURCHASE SHARES THROUGH YOUR USAA BROKERAGE ACCOUNT, PLEASE CONTACT USAA BROKERAGE SERVICES DIRECTLY. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT AND WILL BE SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT. ADDITIONAL FEES MAY ALSO APPLY.

     If your Fund shares are purchased, exchanged, or redeemed through a retirement account or an investment professional, the policies and procedures on these purchases, exchanges, or redemptions may vary. Additional fees may also apply to your investment in the Funds, including a transaction fee if you buy or sell shares of the Funds through a broker or other investment professional. For more information on these fees, check with your investment professional.

     TAX ID NUMBER

     Each shareholder named on the account must provide a Social Security number or other taxpayer identification number to avoid possible tax withholding requirements set forth by the Internal Revenue Code. See "TAXES."

     EFFECTIVE DATE

     When you make a purchase,  your purchase  price will be the net asset value
     (NAV) per share next determined after we receive your request in proper form. Each Fund's NAV is determined

                                                                 29 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     as of the close of the regular  trading session  (generally 4 p.m.  Eastern
     Time) of the New York Stock Exchange (NYSE) each day it is open. If we receive your request and payment prior to that time, your purchase price will be the NAV per share determined for that day. If we receive your request or payment after the NAV per share is calculated, the purchase will be effective on the next business day.

     If you plan to purchase Fund shares with a check, money order, traveler's check, or other similar instrument, the instrument must be written in U.S. dollars and drawn on a U.S. bank. We do not accept foreign, non-U.S. checks, money orders, traveler's checks, or other similar instruments.

     MINIMUM INVESTMENTS

     INITIAL PURCHASE

     *  $3,000

     ADDITIONAL PURCHASES

     * $50 minimum per transaction, per account (except on transfers from brokerage accounts into the Florida Tax-Free Money Market Fund, which are exempt from the minimum). Employees of USAA and its affiliated companies may add to an account through payroll deduction for as little as $25 per pay period with a $3,000 initial investment.

     HOW TO PURCHASE BY . . .

     INTERNET ACCESS - USAA.COM

     * You can use your personal computer to perform certain mutual fund transactions by accessing our web site. To establish access to your account, call 1-800-461-3507 to obtain a registration number and personal identification number (PIN). Once you have established Internet access, you will be able to open and fund a new mutual fund account, exchange to another Fund in the USAA family of funds, make redemptions, review account activity, check balances, and more.

USAA Florida Funds - 30

     MAIL

     *  To open an account, send your application and check to:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * To add to your account, send your check and the appropriate deposit stub in the business reply envelope that accompanies your Fund's transaction confirmation to the transfer agent:

               REGULAR MAIL:
               USAA Investment Management Company
               P.O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     BANK WIRE

     * To open or add to your account, call 1-800-531-8448 or visit our web site at USAA.COM for instructions before wiring funds. This helps to ensure that your account will be credited promptly and correctly.

     ELECTRONIC FUNDS TRANSFER (EFT)

     * Additional purchases on a regular basis can be deducted from a bank account, paycheck, income-producing investment, or USAA money market fund account. Sign up for these services when opening an account or call 1-800-531-8448 to add these services.

                                                                 31 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     PHONE 1-800-531-8448 (IN SAN ANTONIO, 456-7202)

     * If you would like to open a new account or exchange to another Fund in the USAA family of funds, call for instructions.

     USAA TOUCHLINE(R) 1-800-531-8777 (IN SAN ANTONIO, 498-8777)

     * In addition to obtaining account balance information, last transactions, current fund prices, and return information for your Fund, you can use USAA TouchLine(R) from any touch-tone phone to access your Fund account to make selected purchases, exchange to another Fund in the USAA family of funds, or make redemptions. This service is available with an Electronic Services Agreement (ESA) and EFT Buy/Sell authorization on file.

     USAA BROKERAGE SERVICES 1-800-531-8343 (IN SAN ANTONIO, 456-7214)

     * To purchase new and additional shares in your USAA brokerage account (including EFT, bank wire, etc.), call USAA Brokerage Services for instructions. Any purchase request received in good order prior to the close of the NYSE (generally 4 p.m. Eastern Time) will receive the NAV per share determined for that day, subject to the policies and procedures of your USAA brokerage account.

HOW TO REDEEM

     You may redeem Fund shares by any of the methods described below on any day the NAV per share is calculated. Redemptions are effective on the day instructions are received in a manner as described below. However, if instructions are received after the NAV per share calculation (generally 4 p.m. Eastern Time), your redemption will be effective on the next business day.

     We will send you your money within seven days after the effective date of redemption. Payment for redemption of shares purchased by EFT or check is sent after the EFT or check has cleared, which could take up to 15 days from the purchase date.

USAA Florida Funds - 32

            --------------------------------------------------------

     If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay. For federal income tax purposes, a redemption is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon redemption.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES FOR REDEMPTION INSTRUCTIONS. THESE SHARES ARE PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY REDEMPTION REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

     In addition, the Funds may elect to suspend the redemption of shares or postpone the date of payment in limited circumstances.

     HOW TO REDEEM BY . . .

     INTERNET, MAIL, FAX, TELEGRAM, TELEPHONE, OR TOUCHLINE(R)

     * Access USAA.COM.

     * Send your written instructions to:

               REGULAR MAIL:
               USAA Investment Management Company
               P. O. Box 659453
               San Antonio, TX 78265-9825

               REGISTERED OR EXPRESS MAIL:
               USAA Investment Management Company
               9800 Fredericksburg Road
               San Antonio, TX 78240

     * Send a signed fax to 1-800-292-8177, or send a telegram to USAA Shareholder Account Services.

     * Call toll free 1-800-531-8448 (in San Antonio, 456-7202) to speak with a member service representative.

                                                                 33 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     * Call toll free 1-800-531-8777 (in San Antonio, 498-8777) to access our 24-hour USAA TouchLine(R) service.

     Telephone redemption privileges are automatically established when you complete your application. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Before any discussion regarding your account, the following information is obtained: (1) USAA number and/or account number, (2) the name(s) on the account registration, and (3) Social Security/ other taxpayer identification number or date of birth of the registered account owner(s) for the account registration. Additionally, all telephone communications with you are recorded, and confirmations of account transactions are sent to the address of record. If you were issued stock certificates for your shares, redemption by telephone, fax, telegram, or Internet is not available until these certificates are deposited with the Fund's transfer agent.

     CHECKWRITING

     * Checks can be issued for the Florida Tax-Free Money Market Fund account. Return a signed signature card, which accompanies your application, or request a signature card separately and return it to:

               USAA Shareholder Account Services
               P O Box 659453
               San Antonio, TX 78265-9825

     You will not be charged for the use of checks or any subsequent reorders. You may write checks in the amount of $250 or more. CHECKS WRITTEN FOR LESS THAN $250 WILL BE RETURNED UNPAID. Because the value of your account changes daily as dividends accrue, you may not write a check to close your account.

     USAA BROKERAGE SERVICES

     * Call toll free 1-800-531-8343 (in San Antonio, 456-7214) to speak with a member service representative.

USAA Florida Funds - 34

             -------------------------------------------------------

IMPORTANT INFORMATION ABOUT PURCHASES
AND REDEMPTIONS

     ACCOUNT BALANCE

     USAA Shareholder  Account  Services,  the Funds' transfer agent, may assess annually a small balance account fee of $12 to each shareholder account with a balance of less than $2,000 at the time of assessment. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA/UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

     FUND RIGHTS

     Each Fund reserves the right to:

     *  reject purchase or exchange orders when in the best interest of the Fund

     * limit or discontinue the offering of shares of the Fund without notice to the shareholders

     *  calculate the NAV per share on a business day that the NYSE is closed

     * impose a redemption charge of up to 1% of the net asset value of shares redeemed if circumstances indicate a charge is necessary for the protection of remaining investors (for example, if excessive market-timing share activity unfairly burdens long-term investors); however, this 1% charge will not be imposed upon shareholders unless authorized by the Fund's Board of Trustees and the required notice has been given to shareholders

     * require a signature guarantee for transactions or changes in account information in those instances where the appro-

                                                                 35 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

        priateness of a signature authorization is in question (the statement of additional information contains information on acceptable guarantors)

     * redeem an account with a total value of less than $500 of either Fund, with certain limitations

     * restrict shareholder accounts when necessary or appropriate to comply with anti-money laundering requirements

EXCHANGES

     EXCHANGE PRIVILEGE

     The exchange privilege is automatic when you complete your application. You may exchange shares among Funds in the USAA family of funds, provided you do not hold these shares in stock certificate form and the shares to be acquired are offered in your state of residence. Only Florida residents may exchange into a Florida Fund.

     Exchanges made through USAA TouchLine(R) and the Internet require an ESA on file. After we receive the exchange orders, the Funds' transfer agent will simultaneously process exchange redemptions and purchases at the share prices next determined. The investment minimums applicable to share purchases also apply to exchanges. For federal income tax purposes, an exchange between Funds is a taxable event; as such, you may realize a capital gain or loss. Such capital gains or losses are based on the difference between your cost basis in the shares originally purchased and the price of the shares received upon exchange.

     IF YOUR SHARES ARE HELD IN YOUR USAA BROKERAGE ACCOUNT WITH USAA BROKERAGE SERVICES, PLEASE CONTACT USAA BROKERAGE SERVICES REGARDING EXCHANGE POLICIES. THESE SHARES WILL BECOME PART OF YOUR USAA BROKERAGE ACCOUNT, AND ANY EXCHANGE REQUEST RECEIVED IN GOOD ORDER PRIOR TO THE CLOSE OF THE NYSE (GENERALLY 4 P.M. EASTERN TIME) WILL RECEIVE THE NAV PER SHARE DETERMINED FOR THAT DAY, SUBJECT TO THE POLICIES AND PROCEDURES THAT APPLY TO YOUR USAA BROKERAGE ACCOUNT.

USAA Florida Funds - 36

              ----------------------------------------------------

     The  Funds  have  undertaken   certain   procedures   regarding   telephone
     transactions as described on page 34.

     EXCHANGE LIMITATIONS, EXCESSIVE TRADING

     To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. The limit on exchanges out of any Fund in the USAA family of funds for each account is six per calendar year (except there is no limitation on exchanges out of the Tax Exempt Short-Term Bond Fund, Short-Term Bond Fund, or any of the money market funds in the USAA family of funds). However, each Fund reserves the right to reject a shareholder's purchase or exchange orders into a Fund at any time when in the best interest of the Fund. In addition, each Fund reserves the right to terminate or change the terms of an exchange offer.

SHAREHOLDER INFORMATION

     SHARE PRICE CALCULATION

     The price at which you purchase and redeem Fund shares is equal to the NET ASSET VALUE (NAV) PER SHARE determined on the effective date of the purchase or redemption. You may buy and sell Fund shares at the NAV per share without a sales charge. Each Fund's NAV per share is calculated as of the close of the NYSE each day that the NYSE is open for regular trading, which is usually 4 p.m. Eastern Time.

            -----------------------------------------------------------
                                        TOTAL ASSETS - LIABILITIES
            [ARROW] NAV PER SHARE   =   --------------------------
                                            NUMBER OF SHARES
                                              OUTSTANDING
            -----------------------------------------------------------

     Securities of the Florida Tax-Free Income Fund are valued each business day at their current market value as determined by a pricing service approved by the Fund's Board of Trustees. Securities that cannot be valued by the pricing service, and all other assets, are valued in good faith at fair value using valuation procedures approved by the Fund's Board of Trustees. In addi-

                                                                 37 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------


     tion, securities purchased with maturities of 60 days or less and all securities of the Florida Tax-Free Money Market Fund are stated at amortized cost, which approximates market value.

     For additional information on how securities are valued, see VALUATION OF SECURITIES in the Funds' statement of additional information.

     DIVIDENDS AND OTHER DISTRIBUTIONS

     Distributions of each Fund's net investment income are declared daily and paid on the last business day of each month. Dividends begin accruing on shares the day following their purchase date and continue to accrue to effective date of redemption. Ordinarily, any capital gain distributions will be paid in December of each year. The Funds may make additional distributions to shareholders when considered appropriate or necessary. For example, a Fund could make an additional distribution to avoid the imposition of any federal income or excise tax.

     We will automatically reinvest all INCOME DIVIDENDS and CAPITAL GAIN DISTRIBUTIONS in additional shares of the distributing Fund unless you instruct us differently. The share price will be the NAV of the Fund shares computed on the ex-distribution date. Any capital gain distributions made by the Florida Tax-Free Income Fund will reduce the NAV per share by the amount of the distribution on the ex-distribution date. You should consider carefully the effects of purchasing shares of the Florida Tax-Free Income Fund shortly before any capital gain distribution. Some or all of these distributions are subject to taxes. If you become a resident of a state other than Florida, we will mail a check for proceeds of income dividends to you monthly.

      ------------------------------------------------------------------------
    [ARROW] INCOME  DIVIDENDS  PAYMENTS  TO  SHAREHOLDERS  OF  INCOME  FROM
            INTEREST GENERATED BY A FUND'S INVESTMENTS.

    [ARROW] CAPITAL GAIN  DISTRIBUTIONS  PAYMENTS TO  SHAREHOLDERS OF GAINS
            REALIZED ON SECURITIES THAT A FUND HAS SOLD AT A PROFIT, MINUS ANY REALIZED LOSSES.
      -----------------------------------------------------------------------

USAA Florida Funds - 38

            -----------------------------------------------------------

     We will invest in your account any dividend or other distribution payment returned to us at the then-current NAV per share. Dividend and other distribution checks become void six months from the date on the check. The amount of the voided check will be invested in your account at the then-current NAV per share.

     TAXES

     The following tax information is quite general and refers to the federal income tax laws in effect as of the date of this prospectus. While we manage the Funds so that at least 80% of each Fund's annual interest income will be exempt from federal income taxes, we may invest up to 20% of each Fund's assets in securities that generate income not exempt from those taxes. The interest income exemption for federal income tax purposes does not necessarily mean that the income is exempt under the income or other tax laws of any state or local taxing authority. A Fund's interest income also may be a tax preference item for purposes of the federal AMT. As discussed earlier on page 20, net capital gains distributed by a Fund will be taxable. In addition, gains on the redemption of a Fund's shares are taxable. Under the recently enacted tax law, a 15% maximum federal income tax rate will apply (1) through 2008 to an individual shareholder's redemption of Fund shares held for more than a year and (2) to a Fund's distributions to individual shareholders of net capital gains it recognizes on sales or exchanges between May 6, 2003, and March 31, 2009, of capital assets it holds for more than one year. Although that rate also applies to certain taxable dividends, it is not expected that any Fund's income dividends will qualify for that rate. Because each investor's tax circumstances are unique and because the tax laws are subject to change, we recommend that you consult your tax adviser about your investment.

     WITHHOLDING

     Federal law requires each Fund to withhold and remit to the U.S. Treasury 28% of (1) taxable income dividends, capital gain distributions, and proceeds of redemptions (other than redemptions of Florida Tax-Free Money Market Fund shares) payable to any

                                                                 39 - Prospectus

USAA FLORIDA FUNDS
--------------------------------------------------------------------------------

     non-corporate  shareholder  who  fails to  furnish  the Fund with a correct
     taxpayer   identification   number  and  (2)  those   dividends  and  other
     distributions payable to any such shareholder who:

     * underreports dividend or interest income or

     * fails to certify that he or she is not subject to backup withholding.

     To  avoid  this  withholding   requirement,   you  must  certify,  on  your
     application or on a separate Form W-9 supplied by the Fund's transfer agent, that your taxpayer identification number is correct and you are not currently subject to backup withholding.

     REPORTING

     Each Fund will report information to you annually concerning the tax status of dividends and other distributions for federal income tax purposes, including the portion of the dividends constituting a tax preference item for purposes of the federal AMT and the percentage and source of interest income earned on tax-exempt securities held by that Fund during the preceding year.

     FLORIDA TAXATION

     The following is only a general summary of certain Florida state tax considerations generally affecting the Funds and their shareholders. This discussion is not intended as a substitute for careful planning. Potential investors in the Funds should consult their tax advisers with specific reference to their own tax situations.

     Dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida, because Florida does not impose a personal income tax. Dividends and distributions by the Funds will be subject to Florida corporate income taxes. Accordingly, investors in the Funds, including in particular corporate investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

USAA Florida Funds - 40

                 ----------------------------------------------

     Florida imposes a tax on intangible personal property owned by Florida residents. Effective January 1, 2001, this tax was imposed at a rate of 1 mil (one dollar per thousand dollars of value). For 2002, the first $20,000 of an individual's value of taxable intangible personal property ($40,000 for a husband and wife) is exempt from the tax. Shares in the Funds constitute intangible personal property for purposes of this tax. Under a statutory exemption, however, a Fund's shares will be exempt from the tax if at least 90% of the net asset value of the portfolio of assets corresponding to the shares in the Fund is invested in assets that are exempt from the Florida intangible personal property tax. The Funds have received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in a Fund is invested in assets that are exempt from the tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. Assets exempt from the Florida intangible personal property tax include obligations issued by the state of Florida and its political subdivisions, municipalities, and public authorities, obligations of the U.S. government, its agencies and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash. If shares of a Fund are subject to Florida intangible personal property tax, because less than 90% of the net asset value of the Fund's assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the net asset value of shares of the Fund that is attributable to obligations of the U.S. government will be exempt from taxation.

     SHAREHOLDER MAILINGS

     HOUSEHOLDING

     Through our ongoing efforts to help reduce Fund expenses, each household will receive a single copy of the Funds' most recent financial reports and prospectus even if you or a family member own more than one account in the Funds. For many of you, this

                                                                 41 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     eliminates duplicate copies and saves paper and postage costs to the Funds. However, if you would like to receive individual copies, please call us and we will begin your individual delivery within 30 days of your request.

     ELECTRONIC DELIVERY

     For your convenience, log on to USAA.COM and sign up to receive your statements, confirms, financial reports, and prospectuses via the Internet instead of through paper copies. We anticipate the election to receive these documents online by Fund shareholders will help reduce Fund expenses.

FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     The information for the fiscal year ended March 31, 2003, has been audited by Ernst & Young, LLP, whose report, along with the Funds' financial statements, are included in the annual report, which is available upon request. The information relating to the Funds from April 1, 1998, through March 31, 2002, was audited by another independent public accounting firm.


USAA Florida Funds - 42

                     -------------------------------------
     FLORIDA TAX-FREE INCOME FUND

                                                   YEAR ENDED MARCH 31,
                                --------------------------------------------------------
                                  2003          2002       2001       2000       1999
                                --------------------------------------------------------
Net asset value at
  beginning of period           $    9.54   $    9.64   $    9.14  $    10.02  $    9.94
                                --------------------------------------------------------
Income (loss) from investment
  operations:

  Net investment income               .45         .47         .49         .49        .50
  Net realized and
   unrealized gain (loss)             .50        (.10)        .50        (.88)       .08
                                --------------------------------------------------------
Total from investment
  operations                          .95         .37         .99        (.39)       .58
                                --------------------------------------------------------
Less distributions:
  From net
   investment income                 (.45)       (.47)       (.49)       (.49)      (.50)
                                --------------------------------------------------------
Net asset value
  at end of period              $   10.04   $    9.54   $    9.64  $     9.14  $   10.02
                                ========================================================
Total return (%)*                   10.16        3.86       11.15       (3.85)      5.91

Net assets at end of
  period (000)                  $ 226,935   $ 204,896   $ 188,945  $  170,162  $ 181,964

Ratio of expenses to
  average net assets (%)**            .63a        .56a        .49         .48        .47

Ratio of net investment
  income to average
  net assets (%)**                   4.59        4.84        5.26        5.25       4.96

Portfolio turnover (%)              31.13       38.88       28.93       62.32      25.28


*   Assumes reinvestment of all income distributions during the period.

**  For the year ended March 31, 2003, average net assets were $219,012,000.

a   Reflects total expenses excluding any fee offset arrangements, which decreased these ratios as follows:
                                      -          (.01%)       N/A        N/A        N/A

                                                                 43 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

     FLORIDA TAX-FREE MONEY MARKET FUND


                                                   YEAR ENDED MARCH 31,
                                --------------------------------------------------------
                                   2003        2002        2001       2000        1999
                                --------------------------------------------------------
Net asset value at
  beginning of period           $    1.00   $    1.00   $    1.00  $     1.00  $    1.00
                                --------------------------------------------------------
Income from investment
  operations:

Net investment income                 .01         .02         .04         .03        .03

Less distributions:
  From net investment income         (.01)       (.02)       (.04)       (.03)      (.03)
                                --------------------------------------------------------
Net asset value
  at end of period              $    1.00   $    1.00   $    1.00  $     1.00  $    1.00
                                ========================================================
Total return (%)*                    1.00        1.98        3.75        3.14       3.05

Net assets at end of
  period (000)                  $ 125,465   $ 128,183   $ 114,193  $  111,795  $  98,616

Ratio of expenses to
  average net assets (%)**            .59a        .58a,b      .50         .50        .50

Ratio of expenses to
  average net assets
  excluding
  reimbursements (%)**                N/A         .59a        .53         .53        .51

Ratio of net investment
  income to average
  net assets (%)**                    .99        1.91        3.69        3.13       3.00

*  Assumes reinvestment of all income distributions during the period.

** For the year ended March 31, 2003, average net assets were $126,545,000.

a Reflects total expenses excluding any fee offset arrangements, which had no impact on these ratios.

b Prior to August 1, 2001, the Manager had voluntarily agreed to limit the Fund's expense ratio to 0.50% of the Fund's average annual net assets.

USAA Florida Funds - 44

                                   APPENDIX A
                   ------------------------------------------

THE FOLLOWING ARE DESCRIPTIONS OF CERTAIN POLICIES OF THE FLORIDA FUNDS AND TYPES OF SECURITIES IN WHICH THE FUNDS' ASSETS MAY BE INVESTED:

     ADJUSTABLE-RATE SECURITIES

     Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

     FUTURES AND OPTIONS

     Under certain circumstances, the Florida Tax-Free Income Fund may buy and sell certain types of futures contracts. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. Options give the purchaser the right to buy or sell, depending on the type of option, the underlying asset at an exercise price during the option period. For more information on futures and options, see the statement of additional information.

     ILLIQUID SECURITIES

     Up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities.

                                                                 45 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     Lease obligations and certain put bonds subject to restrictions on transfer
     may  be  determined  to  be  liquid  in  accordance   with  the  guidelines
     established by the Funds' Board of Trustees.

     In determining the liquidity of a lease obligation, we will consider: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential purchasers; (3) dealer undertakings to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers, and the mechanics of transfer; (5) whether the lease obligation is of a size that will be attractive to institutional investors;
     (6) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor; and (7) such other factors as we may determine to be relevant to such determination.

     In determining the liquidity of put bonds with restrictions on transfer, we will evaluate the credit quality of the party (the Put Provider) issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the put bond.

     INVERSE FLOATING RATE SECURITIES

     Up to 10% of the Florida Tax-Free Income Fund's net assets may be invested in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). These securities present special risks for two reasons: (1) if short-term interest rates rise (fall), the income the fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for its higher income and price volatility and reduced liquidity.


USAA Florida Funds - 46

                      ------------------------------------

     MUNICIPAL LEASE OBLIGATIONS

     Each Fund's assets may be invested in a variety of instruments commonly referred to as municipal lease obligations, including leases and certificates of participation in such leases and contracts. Certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.

     PERIODIC AUCTION RESET BONDS

     The Florida Tax-Free Income Fund may invest in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

     PUT BONDS

     Each Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back
     (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even

                                                                 47 - Prospectus

                                   APPENDIX A
--------------------------------------------------------------------------------

     though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable-Rate Demand Notes.

     SYNTHETIC INSTRUMENTS

     Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate- or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

     VARIABLE-RATE DEMAND NOTES

     Each Fund's assets may be invested in tax-exempt securities, which provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.


USAA Florida Funds - 48

                     --------------------------------------

     In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

     Each Fund's assets may be invested in securities offered on a when-issued and delayed-delivery basis.

     * Delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment.

     * The Funds do not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement.

     *  Such securities can be sold before settlement date.

     ASSET COVERAGE

     Each Fund will cover transactions in futures, as well as when-issued and delayed-delivery securities as required under applicable interpretations of the Securities and Exchange Commission, by segregating cash or liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts or securities.

     ZERO COUPON BONDS

     Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend,

                                                                 49 - Prospectus
     each Fund records as income the daily amortization of the purchase discount.

     OTHER INVESTMENT COMPANIES

     Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, i.e., "money market" funds. In addition, the Florida Tax-Free Income Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. The Fund may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.

     ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENT POLICIES AND THE SECURITIES IN WHICH THE FUNDS MAY INVEST IS PROVIDED IN THE STATEMENT OF ADDITIONAL INFORMATION.


USAA Florida Funds - 50

                                   APPENDIX B
                 ---------------------------------------------

TAXABLE-EQUIVALENT YIELD TABLE

The table below includes the effect of the Intangibles Tax for January 1, 2004. Your actual rate will vary depending on your filing status and the total amount of your intangibles subject to the Florida tax. Shareholders of either Florida Fund will have the potential benefit of owning shares in a Fund, the value of which is exempt from the Florida Intangibles Tax.

COMBINED FEDERAL AND THE EFFECT OF FLORIDA INTANGIBLES TAX

Assuming a Federal
Marginal Tax Rate of:       25.0%       28.0%          33.0%          35.0%

and Assuming a
Florida Intangibles
Tax Effect of:*             0.09%       0.09%          0.09%          0.09%

The Effective Marginal
Tax Rate Would be:         25.07%(a)   28.06%(b)      33.06%(c)      35.06%(d)

To Match a Double
Tax-Free Yield of:       A Fully Taxable Investment Would Have to Pay You:
=============================================================================
     1.00%                  1.33%       1.39%          1.49%          1.54%
     1.50%                  2.00%       2.09%          2.24%          2.31%
     2.00%                  2.67%       2.78%          2.99%          3.08%
     2.50%                  3.34%       3.48%          3.73%          3.85%
     3.00%                  4.00%       4.17%          4.48%          4.62%
     3.50%                  4.67%       4.87%          5.23%          5.39%
     4.00%                  5.34%       5.56%          5.98%          6.16%
     4.50%                  6.01%       6.26%          6.72%          6.93%
     5.00%                  6.67%       6.95%          7.47%          7.70%
     5.50%                  7.34%       7.65%          8.22%          8.47%
     6.00%                  8.01%       8.34%          8.96%          9.24%
     6.50%                  8.67%       9.04%          9.71%         10.01%
     7.00%                  9.34%       9.73%         10.46%         10.78%
============================================================================
* Assumes an investor, filing jointly, with $760,000 in intangible assets.

(a) Federal Rate of 25.0% + (Florida Intangibles Tax Effect of .09% x (1-25.0%))

(b) Federal Rate of 28.0% + (Florida Intangibles Tax Effect of .09% x (1-28.0%))

(c) Federal Rate of 33.0% + (Florida Intangibles Tax Effect of .09% x (1-33.0%))

(d) Federal Rate of 35.0% + (Florida Intangibles Tax Effect of .09% x (1-35.0%))

A fully taxable investment is a bond that pays taxable interest or a mutual fund that pays dividends that are attributable to taxable interest.

This table is a hypothetical illustration and should not be considered an indication of Fund performance of any of the USAA family of funds.

These rates were selected as examples that would be relevant to most taxpayers.

For a further explanation on calculating tax-equivalent yields, see the Funds' statement of additional information.

                                                                 51 - Prospectus

                                     NOTES

USAA Florida Funds - 52

                                     NOTES

                                                                 53 - Prospectus

USAA FLORIDA FUNDS
-------------------------------------------------------------------------------

ADDITIONAL FUND INFORMATION

     If you would like more information about the Funds, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI), annual or semiannual reports, or to ask other questions about the Funds. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year.

     To view these documents, along with other related documents, you can visit the EDGAR database on the SEC's Internet web site (www.sec.gov) or the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room can be obtained by calling 1-202-942-8090. Additionally, copies of this information can be obtained, after payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102.

USAA Florida Funds - 54

                       INVESTMENT      USAA Investment Management Company
                         ADVISER,      P.O. Box 659453
                   ADMINISTRATOR,      San Antonio, Texas 78265-9825
                     UNDERWRITER,
                  AND DISTRIBUTOR

                   TRANSFER AGENT      USAA Shareholder Account Services
                                       P.O. Box 659453
                                       San Antonio, Texas 78265-9825


                        CUSTODIAN      State Street Bank and Trust Company
                                       P.O. Box 1713
                                       Boston, Massachusetts 02105


                        TELEPHONE      Call toll free - Central Time
                 ASSISTANCE HOURS      Monday - Friday 7 a.m. to 10 p.m.
                                       Saturday 8:30 a.m. to 5 p.m.
                                       Sunday 10:30 a.m. to 7 p.m.



                      FOR ACCOUNT      1-800-531-8448 (in San Antonio, 456-7202)
         SERVICING, EXCHANGES, OR
                      REDEMPTIONS


                  RECORDED MUTUAL      24-hour Service (from any phone)
                FUND PRICE QUOTES      1-800-531-8066 (in San Antonio, 498-8066)


                      MUTUAL FUND      (from touch-tone phones only)
                USAA TOUCHLINE(R)      For account balance, last transactions,
                                       fund prices, or to exchange/redeem
                                       fund shares
                                       1-800-531-8777 (in San Antonio, 498-8777)

                  INTERNET ACCESS      USAA.COM



INVESTMENT COMPANY ACT FILE NO. 811-7852

                                                                       [GRAPHIC]
                                                                        Recycled
                                                                         Paper

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22734-0803                                  (C) 2003, USAA. All rights reserved.

                                     PART B

                  STATEMENT OF ADDITIONAL INFORMATION FOR THE
        FLORIDA TAX-FREE INCOME AND FLORIDA TAX-FREE MONEY MARKET FUNDS
                               IS INCLUDED HEREIN

[USAA EAGLE LOGO] USAA STATE                        STATEMENT OF
                  TAX-FREE                          ADDITIONAL INFORMATION
                  TRUST                             AUGUST 1, 2003

________________________________________________________________________________

                            USAA STATE TAX-FREE TRUST
                                  FLORIDA FUNDS

USAA STATE TAX-FREE TRUST (the Trust) is a registered investment company offering shares of two no-load mutual funds, which are described in this Statement of Additional Information (SAI): the Florida Tax-Free Income Fund and Florida Tax-Free Money Market Fund (collectively, the Funds or the Florida Funds). Each Fund is classified as diversified and has a common investment objective of providing Florida investors with a high level of current interest income that is exempt from federal income taxes and shares that are exempt from the Florida intangible personal property tax. The Florida Tax-Free Money Market Fund has a further objective of preserving capital and maintaining liquidity.

     You may obtain a free copy of a prospectus dated August 1, 2003, for the Florida Funds by writing to USAA State Tax-Free Trust, 9800 Fredericksburg Road, San Antonio, TX 78288, or by calling toll free 1-800-531-8181. The prospectus provides the basic information you should know before investing in the Funds. This SAI is not a prospectus and contains information in addition to and more detailed than that set forth in the prospectus. It is intended to provide you with additional information regarding the activities and operations of the Trust and the Funds, and should be read in conjunction with the prospectus.

     The financial statements of the Funds and the Independent Auditors' Report thereon for the fiscal year ended March 31, 2003, are included in the accompanying annual report to shareholders of that date and are incorporated herein by reference.


________________________________________________________________________________

                                TABLE OF CONTENTS

         PAGE

         2        Valuation of Securities
         2        Conditions of Purchase and Redemption
         3        Additional Information Regarding Redemption of Shares
         4        Investment Plans

         5        Investment Policies
         13       Investment Restrictions
         13       Special Risk Considerations
         16       Portfolio Transactions
         18       Description of Shares
         18       Certain Federal Income Tax Considerations
         20       Florida Taxation
         21       Trustees and Officers of the Trust
         27       The Trust's Manager
         30       General Information
         30       Calculation of Performance Data
         35       Appendix A - Tax-Exempt Securities and Their Ratings
         40       Appendix B - Comparison of Portfolio Performance
         43       Appendix C - Dollar-Cost Averaging
         44       Appendix D - USAA Family of No-Load Mutual Funds

                            VALUATION OF SECURITIES

Shares of each Fund are offered on a continuing, best-efforts basis through USAA Investment Management Company (IMCO or the Manager). The offering price for shares of each Fund is equal to the current net asset value (NAV) per share. The NAV per share of each Fund is calculated by adding the value of all its portfolio securities and other assets, deducting its liabilities, and dividing by the number of shares outstanding.

     A Fund's NAV per share is calculated each day, Monday through Friday, except days on which the New York Stock Exchange (NYSE) is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Each Fund reserves the right to calculate the NAV per share on a business day that the NYSE is closed.

     The investments of the FLORIDA TAX-FREE INCOME FUND are valued each business day by a pricing service (the Service) approved by the Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of tax-exempt securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Repurchase agreements are valued at cost. Securities that cannot be valued by the Service; and all other assets, are valued in good faith at fair value using methods determined by the Manager, an affiliate of the Funds, under valuation procedures approved by the Board of Trustees.

     The value of the FLORIDA TAX-FREE MONEY MARKET FUND'S securities is stated at amortized cost which approximates market value. This involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Fund would receive upon the sale of the instrument.

     The valuation of the Florida Tax-Free Money Market Fund's portfolio instruments based upon their amortized cost is subject to the Fund's adherence to certain procedures and conditions. Consistent with regulatory requirements, the Manager will only purchase securities with remaining maturities of 397 days or less and will maintain a dollar-weighted average portfolio maturity of no more than 90 days. The Manager will invest only in securities that have been determined to present minimal credit risk and that satisfy the quality and diversification requirements of applicable rules and regulations of the Securities and Exchange Commission (SEC).

     The Board of Trustees has established procedures designed to stabilize the Florida Tax-Free Money Market Fund's price per share, as computed for the purpose of sales and redemptions, at $1. There can be no assurance, however, that the Fund will at all times be able to maintain a constant $1 NAV per share. Such procedures include review of the Fund's holdings at such intervals as is deemed appropriate to determine whether the Fund's NAV calculated by using available market quotations deviates from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event that it is determined that such a deviation exists, the Board of Trustees will take such corrective action as it regards necessary and appropriate. Such action may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing an NAV per share by using available market quotations.

                      CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT

If any order to purchase shares is canceled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, USAA Shareholder Account Services (Transfer Agent) will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA family of funds. A $25 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES

You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

The value of your investment at the time of redemption may be more or less than the cost at purchase, depending on the value of the securities held in each Fund's portfolio. Requests for redemption that are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted. A gain or loss for tax purposes may be realized on the sale of shares, depending upon the price when redeemed.

     The Board of Trustees may cause the redemption of an account with a total value of less than $500 provided (1) the value of the account has been reduced, for reasons other than market action, below the minimum initial investment in such Fund at the time of the establishment of the account, (2) the account has remained below the minimum level for six months, and (3) 60 days' prior written notice of the proposed redemption has been sent to you. Shares will be redeemed at the NAV on the date fixed for redemption by the Board of Trustees. Prompt payment will be made by mail to your last known address.

     The Trust reserves the right to suspend the right of redemption or postpone the date of payment (1) for any periods during which the NYSE is closed, (2) when trading in the markets the Trust normally utilizes is restricted, or an emergency exists as determined by the SEC so that disposal of the Trust's investments or determination of its NAV is not reasonably practicable, or (3) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

     For the mutual protection of the investor and the Funds, the Trust may require a signature guarantee. If required, each signature on the account registration must be guaranteed. Signature guarantees are acceptable from FDIC member banks, brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, government securities brokers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. A signature guarantee for active duty military personnel stationed abroad may be provided by an officer of the United States Embassy or Consulate, a staff officer of the Judge Advocate General, or an individual's commanding officer.

REDEMPTION BY CHECK

Shareholders in the Florida Tax-Free Money Market Fund may request that checks be issued for their account. CHECKS MUST BE WRITTEN IN AMOUNTS OF AT LEAST $250.

     Checks issued to shareholders of the Fund will be sent only to the person in whose name the account is registered. The checks must be manually signed by the registered owner(s) exactly as the account is registered. For joint accounts the signature of either or both joint owners will be required on the check, according to the election made on the signature card. You will continue to earn dividends until the shares are redeemed by the presentation of a check.

     When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares from your account will be redeemed to cover the amount of the check. If the account balance is not adequate to cover the amount of a check, the check will be returned unpaid. Because the value of each account changes as dividends are accrued on a daily basis, checks may not be used to close an account.

     The checkwriting privilege is subject to the customary rules and regulations of Boston Safe Deposit and Trust Company, an affiliate of Mellon Bank, N.A., (Boston Safe) governing checking accounts. There is no charge to you for the use of the checks or for subsequent reorders of checks.

     The Trust reserves the right to assess a processing fee against your account for any redemption check not honored by a clearing or paying agent. Currently, this fee is $25 and is subject to change at any time. Some examples of such dishonor are improper endorsement, checks written for an amount less than the minimum check amount, and insufficient or uncollectible funds.


     The Trust, the Transfer Agent, and Boston Safe each reserves the right to change or suspend the checkwriting privilege upon 30 days' written notice to participating shareholders.

     You may request that the Transfer Agent stop payment on a check. The Transfer Agent will use its best efforts to execute stop payment instructions, but does not guarantee that such efforts will be effective. The Transfer Agent will charge you $20 for each stop payment you request.

REDEMPTION BY BILL PAY

Shareholders in the Florida Money Market Fund may request through usaa.com that their money market account be debited to pay certain USAA bills for which they are personally obligated to pay. USAA Bill Pay will not allow shareholders to make payments on bills for which they are not obligated to pay. Consent of joint account owners is not required to pay bills that an individual shareholder is solely and personally obligated to pay.

                                INVESTMENT PLANS

The Trust makes available the following investment plans to shareholders of the Funds. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. You may terminate your participation in a plan at any time. Please call the Manager for details and necessary forms or applications.

AUTOMATIC PURCHASE OF SHARES

INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from a non-governmental employer, an income-producing investment, or an account with a participating financial institution.

DIRECT DEPOSIT PROGRAM - The monthly transfer of certain federal benefits to directly purchase shares of a USAA mutual fund. Eligible federal benefits include: Social Security, Supplemental Security Income, Veterans Compensation and Pension, Civil Service Retirement Annuity, and Civil Service Survivor Annuity.

GOVERNMENT ALLOTMENT - The transfer of military pay by the U.S. government Finance Center for the purchase of USAA mutual fund shares.

AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund. There is a minimum investment required for this program of $5,000 in the money market fund, with a monthly transaction minimum of $50.

BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account. You may initiate a "buy" or "sell" whenever you choose.

DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA family of funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

     Participation in these systematic purchase plans allows you to engage in dollar-cost averaging. For additional information concerning the benefits of dollar-cost averaging, see Appendix C.

SYSTEMATIC WITHDRAWAL PLAN

If you own shares with a value of $5,000 or more in a single investment account (accounts in different Funds cannot be aggregated for this purpose), you may request that enough shares to produce a fixed amount of money be liq-uidated from the account monthly, quarterly, or annually. The amount of each withdrawal must be at least $50. Using the electronic funds transfer service, you may choose to have withdrawals electronically deposited at your bank or other financial institution. You may also elect to have checks made payable to an entity unaffiliated with United Services Automobile Association (USAA).

     This plan may be initiated by depositing shares worth at least $5,000 with the Transfer Agent and by completing a Systematic Withdrawal Plan application, which may be requested from the Manager. You may terminate participation in the plan at any time. You are not charged for withdrawals under the Systematic Withdrawal Plan. The Trust will not bear any expenses in administering the plan beyond the regular transfer agent and custodian costs of issuing and redeeming shares. The Manager will bear any additional expenses of administering the plan.

     Withdrawals will be made by redeeming full and fractional shares on the date you select at the time the plan is established. Withdrawal payments made under this plan may exceed dividends and distributions and, to this extent, will involve the use of principal and could reduce the dollar value of your investment and eventually exhaust the account. Reinvesting dividends and distributions helps replenish the account. Because share values and net investment income can fluctuate, you should not expect withdrawals to be offset by rising income or share value gains.

     Each redemption of shares may result in a gain or loss, which must be reported on your income tax return. Therefore, you should keep an accurate record of any gain or loss on each withdrawal.

                               INVESTMENT POLICIES

The sections captioned WHAT ARE EACH FUND'S INVESTMENT OBJECTIVES AND MAIN STRATEGIES? and FUND INVESTMENTS in the prospectus describe the fundamental investment objective(s) and the investment policies applicable to each Fund. There can, of course, be no assurance that each Fund will achieve its investment objective(s). Each Fund's objective(s) cannot be changed without shareholder approval. The following is provided as additional information.

TEMPORARY DEFENSIVE POLICY

Each Fund may on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in short-term securities whether or not they are exempt from federal income taxes. Such taxable securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; banker's acceptances of similar banks; commercial paper; and other corporate debt obligations.

CALCULATION OF PORTFOLIO WEIGHTED AVERAGE MATURITIES

Weighted average maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding the results of these calculations, and then dividing the total by the value of the Fund's debt instruments. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.


     With respect to obligations held by the Florida Tax-Free Income Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. Also, the maturities of securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity. In addition, for purposes of the Fund's investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Manager, will result in the instrument being valued in the market as though it has the earlier maturity.

     Finally, for purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Manager, the periodic interest reset features will result in the instrument being valued in the market as though it has the earlier maturity.

     The Florida Tax-Free Money Market Fund will determine the maturity of an obligation in its portfolio in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act).

PERIODIC AUCTION RESET BONDS

The Florida Tax-Free Income Fund's assets may be invested in tax-exempt periodic auction reset bonds. Periodic auction reset bonds are bonds whose interest rates are reset periodically through an auction mechanism. For purposes of calculating the portfolio weighted average maturity of the Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

     Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction. Periodic auction reset bonds with a long remaining stated maturity (I.E., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

DIVERSIFICATION

Each Fund intends to be diversified as defined in the 1940 Act and to satisfy the restrictions against investing too much of its assets in any "issuer" as set forth in the prospectus. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-government user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

SECTION 4(2)COMMERCIAL PAPER AND RULE 144A SECURITIES

Each Fund may invest in commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (Section 4(2) Commercial Paper). Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act of 1933 (1933
Act). Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

     Each Fund may also purchase restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act (Rule 144A Securities). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the 1933 Act for resales of certain securities to institutional investors.

LIQUIDITY DETERMINATIONS

The Board of Trustees has adopted guidelines pursuant to which municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, certain restricted debt securities that are subject to unconditional put or demand features exercisable within seven days ("Demand Feature Securities") and other securities (whether registered or not) that may be considered illiquid before or after purchase due to issuer bankruptcy, delisting, thin or no trading or similar factors ("other securities") may be determined to be liquid for purposes of complying with SEC limitations applicable to each Fund's investments in illiquid securities. In determining the liquidity of municipal lease obligations, Section 4(2) Commercial Paper, Rule 144A Securities, and other securities the Manager will, among other things, consider the following factors established by the Board of Trustees: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) the willingness of dealers to undertake to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer. Additional factors considered by the Manager in determining the liquidity of a municipal lease obligation are: (1) whether the lease obligation is of a size that will be attractive to institutional investors, (2) whether the lease obligation contains a non-appropriation clause and the likelihood that the obligor will fail to make an appropriation therefor, and (3) such other factors as the Manager may determine to be relevant to such determination. In determining the liquidity of Demand Feature Securities, the Manager will evaluate the credit quality of the party (the "Put Provider") issuing (or unconditionally guaranteeing performance on) the unconditional put or demand feature of the Demand Feature Securities. In evaluating the credit quality of the Put Provider, the Manager will consider all factors that it deems indicative of the capacity of the Put Provider to meet its obligations under the Demand Feature Securities based upon a review of the Put Provider's outstanding debt and financial statements and general economic conditions.

ILLIQUID SECURITIES

Up to 15% of the Florida Tax-Free Income Fund's net assets and up to 10% of the Florida Tax-Free Money Market Fund's net assets may be invested in securities that are illiquid. Illiquid securities are those securities which cannot be disposed of in the ordinary course of business, seven days or less, at approximately the same value at which the Fund has valued the securities. Lease obligations and certain put bonds subject to restrictions on transfer may be determined to be liquid in accordance with the guidelines established by the Funds' Board of Trustees.

ADJUSTABLE-RATE SECURITIES

Each Fund's assets may be invested in adjustable-rate securities. Similar to variable-rate demand notes, the interest rate on such securities is adjusted periodically to reflect current market conditions. Generally, the security's yield is based on a U.S. dollar-based interest rate benchmark such as the London Interbank Offered Rate (LIBOR) or the BMA Municipal Swap Index Yield (BMA). These interest rates are adjusted at a given time, such as weekly or monthly or upon change in the interest rate benchmark. The yields are closely correlated to changes in money market interest rates. However, these securities do not offer the right to sell the security at face value prior to maturity.

VARIABLE-RATE DEMAND NOTES

Each Fund's assets may be invested in tax-exempt securities that provide the right, on any business day, to sell the security at face value on either that day or within a specified time period (generally seven days or less). The interest rate is adjusted at a stipulated daily, weekly, or monthly interval to a rate that reflects current market conditions. The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements. These interest rate adjustments can both raise and lower the income generated by such securities. These changes will have the same effect on the income earned by the Fund depending on the proportion of such securities held.

     In the case of the Florida Tax-Free Money Market Fund only, any variable rate instrument with a demand feature will be deemed to have a maturity equal to either the date on which the underlying principal amount may be recovered through demand or the next rate adjustment date consistent with applicable regulatory requirements.

ZERO COUPON BONDS

Each Fund's assets may be invested in zero coupon bonds. A zero coupon bond is a security that is sold at a deep discount from its face value, makes no periodic interest payments, and is redeemed at face value when it matures. The lump sum payment at maturity increases the price volatility of the zero coupon bond to changes in interest rates when compared to a bond that distributes a semiannual coupon payment. In calculating its dividend, each Fund records as income the daily amortization of the purchase discount.

SYNTHETIC INSTRUMENTS

Each Fund's assets may be invested in tender option bonds, bond receipts, and similar synthetic municipal instruments. A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice. This right to sell is commonly referred to as a tender option. Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution. Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or if the instrument (or the underlying bond) loses its tax-exempt treatment. Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund holding an instrument for a longer period of time than originally anticipated.

PUT BONDS

Each Fund's assets may be invested in tax-exempt securities (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party prior to stated maturity (put bonds). Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer. For the Florida Tax-Free Income Fund, maturity for put bonds is deemed to be the date on which the put becomes exercisable. Generally, maturity for put bonds for the Florida Tax-Free Money Market Fund is determined as stated under Variable Rate Demand Notes.

LENDING OF SECURITIES

Each Fund may lend its securities in accordance with a lending policy that has been authorized by the Trust's Board of Trustees and implemented by the Manager. Securities may be loaned only to qualified broker-dealers or other institutional investors that have been determined to be creditworthy by the Manager. When borrowing securities from a Fund, the borrower will be required to maintain cash collateral with the Trust equal at all times to at least 100% of the value of the borrowed securities. During the term of each loan, the Fund will be entitled to receive payments from the borrower equal to all interest and dividends paid on the securities during the term of the loan by the issuer of the securities. In addition, the Fund will invest the cash received as collateral in high-quality short-term instruments such as obligations of the U.S. government or of its agencies or instrumentalities or in repurchase agreements or shares of money market mutual funds, thereby earning additional income. Risks to a Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term instruments will be less than the amount of cash collateral required to be returned to the borrower.

     No loan of securities will be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of a Fund's total assets. The Fund may terminate a loan at any time.

REPURCHASE AGREEMENTS

Each Fund may invest up to 5% of its net assets in repurchase agreements. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation to the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligation. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. In these transactions, the securities purchased by a Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian or special "tri-party" custodian until repurchased. If the seller defaults and the value of the underlying security declines, a Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. Any investments in repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

Each Fund may invest in new issues of tax-exempt securities offered on a when-issued or delayed-delivery basis; that is, delivery of and payment for the securities take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may sell these securities before the settlement date if it is deemed advisable.

     Tax-exempt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in a Fund's portfolio; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise. The value of such securities will also be affected by the public's perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates. Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To ensure that a Fund will be able to meet its obligation to pay for the when-issued or delayed-delivery securities at the time of settlement, the Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date of the when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Trust's payment obligations).

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations and certificates of participation in such obligations (collectively, lease obligations). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation.

     Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating a potential investment in such a lease obligation, the Manager will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a governmental function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

OTHER INVESTMENT COMPANIES

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, I.E.., "money market" funds. In addition, the Florida Tax-Free Income Fund may invest in securities issued by other non-money market investment companies (including exchange-traded funds) that invest in the types of securities in which the Fund itself is permitted to invest. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations. Each Fund's investment in securities issued by other investment companies is subject to statutory limitations prescribed by the 1940 Act.

DERIVATIVES

The Florida Tax-Free Income Fund may buy and sell certain types of derivatives, such as inverse floating rate securities, futures contracts, options on futures contracts, and swaps (each as described below) under circumstances in which such instruments are expected by the Manager to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (E.G., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

     Derivatives, such as futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies, which involve simultaneous short and long positions in response to specific market conditions, such as where the Manager anticipates unusually high or low market volatility.

     The Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the

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
market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income or "speculative" strategies, which are undertaken to equitize the cash or cash equivalent portion of the Fund's portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

INVERSE FLOATING RATE SECURITIES

We may invest up to 10% of the Florida Tax-Free Income Fund's net assets in municipal securities whose coupons vary inversely with changes in short-term tax-exempt interest rates and thus are considered a leveraged investment in an underlying municipal bond (or securities with similar economic characteristics). In creating such a security, a municipality issues a certain amount of debt and pays a fixed interest rate. A portion of the debt is issued as variable rate short-term obligations, the interest rate of which is reset at short intervals, typically seven days or less. The other portion of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. These securities present special risks for two reasons: (1) if short-term interest rates rise
(fall), the income the Fund earns on the inverse floating rate security will fall (rise); and (2) if long-term interest rates rise (fall) the value of the inverse floating rate security will fall (rise) more than the value of the underlying bond because of the leveraged nature of the investment. The Fund will seek to buy these securities at attractive values and yields that more than compensate the Fund for its higher price volatility and complex structure.

FUTURES CONTRACTS

The Florida Tax-Free Income Fund may use futures contracts to implement its investment strategy. Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

     The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

     Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance or variation margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

     At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

COVER

Transactions using derivative instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered")

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

position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with Securities and Exchange Commission guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS ON FUTURES CONTRACTS

The Florida Tax-Free Income Fund may invest in options on futures contracts to implement its investment strategy. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

LIMITATIONS AND RISKS OF OPTIONS ON FUTURES AND FUTURES ACTIVITY

As noted above, the Florida Tax-Free Income Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options on futures.

     Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

     Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options on futures may be closed out only on an exchange that provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option on futures at any specific time. Thus, it may not be possible to close such an option on futures or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out its derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     To the extent that the Fund enters into futures contracts and options on futures contracts in each case that are not for bona fide hedging purposes the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the exercise ("strike") price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

SWAP ARRANGEMENTS

The Florida Tax-Free Income Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase or caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines buying a cap and selling a floor.

     The Florida Tax-Free Income Fund may enter into credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

     Most swaps entered into by the Fund will be on a net basis. For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold liquid assets, including cash. For swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of the Fund's obligations. Collateral is treated as illiquid.

     These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law. In entering into a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap contracts are generally illiquid and are not readily transferable to another counterparty. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

SHORT SALES

The Florida Tax-Free Income Fund may engage in short sells against the box. This technique involves selling either a security that the Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

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
                             INVESTMENT RESTRICTIONS

The following investment restrictions have been adopted by the Trust for each Fund. These restrictions may not be changed for any given Fund without approval by the lesser of (1) 67% or more of the voting securities present at a meeting of the Fund if more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities. The investment restrictions of one Fund may be changed without affecting those of the other Fund.

Under the restrictions, each Fund may not:

(1) borrow money, except that a Fund may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will either Fund purchase securities when its borrowings exceed 5% of its total assets;

(2) purchase any securities which would cause 25% or more of the value of that Fund's total assets at the time of such purchase to be invested in securities the interest upon which is derived from revenues or projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, electric power project revenue bonds, or in industrial revenue  bonds which are based,  directly or  indirectly,  on the credit of
     private  entities  of  any  one  industry;   provided  that  the  foregoing
     limitation does not apply with respect to investments in U.S. Treasury Bills, other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, and, in the case of the Florida Tax-Free Money Market Fund, certificates of deposit and banker's acceptances of domestic banks;

(3)  issue senior securities, except as permitted under the 1940 Act;

(4) underwrite securities of other issuers, except to the extent that it may be deemed to act as a statutory underwriter in the distribution of any restricted securities or not readily marketable securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent investments in securities secured by real estate or interests therein);

(6) lend any securities or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that this limitation does not apply to purchases of debt securities or to repurchase agreements; or

(7) purchase or sell commodities or commodities contracts except that the Florida Tax-Free Income Fund may invest in financial futures contracts, options thereon, and similar instruments.

     Additionally during normal market conditions, at least 80% of each Fund's annual income will be excluded from gross income for federal income tax purposes and the shares will also be exempt from the Florida intangible personal property tax; and each Fund's net assets will consist of Florida tax-exempt securities.

ADDITIONAL RESTRICTION

The following restriction is not considered to be a fundamental policy of the Funds. The Board of Trustees may change this additional restriction without notice to or approval by the shareholders.

     The Florida Tax-Free Income Fund may not invest more than 15% of the value of its net assets and the Florida Tax-Free Money Market Fund may not invest more than 10% of the value of its net assets in illiquid securities (including repurchase agreements maturing in more than seven days).

                           SPECIAL RISK CONSIDERATIONS

The following information is a brief summary of factors affecting the economy of the State of Florida (the "State") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based upon the State of Florida's Comprehensive Annual Report for the Fiscal Year Ended June 30, 2002, and upon one or more of the most recently publicly available statements released by: (i) the Office of Economic and Demographic Research, a research arm of the Florida Legislature responsible for forecasting economic and social trends that affect policy making, revenues and appropriations; (ii) Visit Florida, the direct support organization for the Florida Commission on Tourism; and (iii) the U.S. Department of Commerce, Bureau of Economic Analysis. The information is provided as general information intended to give a brief and historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State or of local governmental units located in the State. The Trust has not independently verified this information.

     THE FLORIDA ECONOMY. Beginning in calendar year 1995, the State's unemployment rate has generally tracked below the U.S. national average and, as of December 2002, was projected at 5.3% compared to the nation's 6.0% unemployment rate as of date.

     During calendar years 1995 through 2002, the State's per capita income is projected to have expanded approximately 29.0%, while the national per capita income increased by approximately 33.5%. Since 1995, Florida's per capita income has been consistently below that of the U.S. In calendar year 2002, it was 95.7% ($29,596) of the U.S. $30,941 average. The structure of Florida's income differs from that of the nation and the Southeast. Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (social security and retirement benefits, among other sources of income) are relatively more important sources of income.

     Florida ranks as the fourth most populous state, with a population of 16.33 million as of April 1, 2001. From census years 1990 to 2000, the State's estimated average annual rate of population increase has been approximately 1.8% as compared to an approximately 1.0% average annual increase for the nation as a whole. During that period, the State's population increased approximately 23.5% while that of the nation increased approximately 13.2%. During the first two years of this decade, Florida's population growth rate was 4.3% annually. No assurance can be given, however, that such growth will continue.

     Tourism remains an important aspect of the State's economy, and its financial impact is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors, such as hotels, restaurants, gift shops and theme park admissions. Tourism is one of the State's largest export industries, drawing purchasing power from outside the State and creating jobs, income, and tax revenues. Notwithstanding the terrorist attacks of September 11, 2001, which caused a decrease in the State's tourism for calendar year 2001, an estimated 75.5 million people visited the State in calendar year 2002. This represents an increase in the number of visitors to Florida of 8% over 2001 and nearly 4% over 2000. The Trust cannot predict the impact of possible future terrorist attacks on the State's economy, although they would likely adversely impact the State's tourist industry and other economic factors in the State discussed in this SAI.

     An important element of the State's economic outlook is the construction sector. Total construction employment as a share of total non-agricultural employment was approximately 5.6% in fiscal year 2001-02 (Florida's fiscal year is July 1- June 30). Single and multi-family housing starts in fiscal year 2001-02 reached a combined level of 175,900. Multi-family starts were slow to recover from the early 1990s recession, but are showing stronger growth now and approximated 61,200 in fiscal year 2001-02. Total housing starts are expected to increase by 7,200 in fiscal year 2002-03. A driving force behind the State's construction industry is its rapid population growth.

     FLORIDA REVENUES AND EXPENDITURES. Financial operations of the State covering all receipts and expenditures are maintained through the use of four funds-the General Revenue Fund, trust funds, Working Capital Fund and Budget Stabilization Fund. In fiscal year 2001-02, the State derived approximately 54% of its total direct revenues to these funds from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, estate tax, communications service tax, and the alcoholic beverage tax, which in fiscal year 2001-02 amounted to approximately 80%, 6%, 4%, 3% and 3%, respectively, of total General Revenue Fund receipts. State expenditures are categorized for budget and appropriation purposes by type of fund and spending unit, which are further subdivided by line item. In fiscal year 2001-02, appropriations from the General Revenue Fund for education, human services, and criminal justice and corrections amounted to approximately 53%, 22%, and 13%, respectively, of total General Revenues.

     For fiscal year 2002-03, the estimated total of General Revenue plus Working Capital funds available is approximately $20,828.0 million, an approximate increase of 3.4% over the total estimated for fiscal year 2001-02. The estimated $19,610.4 million in the Estimated Revenues component of the estimated 2002-03 total represents an estimated 1.5% increase over the analogous figure for fiscal year 2001-02. The revenue estimates provide for a projected surplus at the end of 2002-2003 fiscal year of $130.2 million or .6% of the General Revenue appropriations. This does not include a balance of $958.9 million in the Budget Stabilization Fund. For fiscal year 2003 total of General Revenue/plus Working Capital available is approximately $20,439.8 million or a 1.9% decrease from 2002-03 estimates. Estimates are subject to risk and uncertainties which may affect actual revenue collections and cause results to differ materially from those stated. No assurance is given that actual revenue impact will not differ materially from the estimates provided.

     The sales and use tax is the greatest single source of tax receipts in the State, and for fiscal year 2001-02, all such receipts were credited to the General Revenue Fund. For fiscal year 2001-02, receipts from this source were $15,452.7 million, a decrease of approximately 1.8% from the prior fiscal year. The second largest source of State tax receipts is the Motor Fuel Tax. Collections from this source during fiscal year 2001-02 were $1,769.3 million, although these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund. Alcoholic beverage tax revenues totaled $546.6 million for fiscal year 2001-02. The receipts from corporate income tax for fiscal year 2001-02 were $1,218.5 million, a decrease of 9.4% from the previous fiscal year and are projected to decrease for fiscal year 2002-03 by 11.0% to $1,085.0 million. The receipts from the communications service tax for fiscal year 2001-2002 were $779,167, a significant portion of which were credited to the General Revenue fund.

     The documentary stamp tax revenues for 2001-02 were $1,572.5 million, an increase of 19.8% from the prior fiscal year. The receipts from the intangible personal property tax is a tax on stocks, bonds, notes, governmental leaseholds, certain limited partnership interests, mortgages, and other obligations secured by liens on Florida realty, and other intangible personal property were $783.3 million during fiscal year 2001-02, a 9.2% increase from the previous fiscal year. A significant portion of these tax proceeds are unavailable to the General Revenue Fund.

     Another source of State tax receipts is the estate tax. The State's constitution generally limits the tax on resident decedents' estates to the aggregate amount allowable as a credit against federal estate tax or state death taxes paid and thus the State's estate tax does not increase the estate's total federal estate tax liability. For fiscal year 2001-02, estate tax receipts were $751.3 million, a decrease of 2.1% from the prior fiscal year. All estate tax receipts are credited to the General Revenue Fund and, in fiscal year 2001-02 represented 4.0% of the tax revenues credited to the General Revenue Fund. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the current allowable state death tax credit is scheduled to be reduced annually by 25% from present law amounts from 2002 through 2004, with total repeal of that credit scheduled to occur in 2005. These scheduled reductions and elimination of the federal estate tax credit are likely to reduce the amount of estate taxes collected at the State level. The Trust cannot predict the impact of such reductions and elimination on State finances.

     In fiscal year 2001-02, State-operated lotteries produced estimated revenues of $2,330.4 million. State law requires allocating 50% of gross lottery revenues to prizes, at least 38% to public education, and no more than 12% to lottery administrative costs. In fiscal year 2001-02, education received approximately $891.7 million of these revenues.

     The State Constitution does not permit a state or local personal income tax. An amendment to the State Constitution by the electors of the State is required to impose a personal income tax in the State.

     Property valuations for homestead property are subject to a growth cap. Growth in the just (market) value of property qualifying for the homestead exemption is limited to 3% or the change in the Consumer Price Index, whichever is less. If the property changes ownership or homestead status, it is to be re-valued at full just value on the next tax roll. Although the impact of the growth cap cannot be determined, it may have the effect of causing local government units in the State to rely more on non-ad valorem revenues to meet operating and other requirements normally funded with ad valorem tax revenues.

     The State Constitution limits the amount of State revenues collected for any fiscal year to the amount of State revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as an amount equal to the average annual rate of growth in State personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. State revenues collected for any fiscal year in excess of this limitation are required to be transferred to the Budget Stabilization Fund until the fund reaches the maximum balance specified in Section 19(g) of Article III of the State Constitution, and thereafter are required to be refunded to taxpayers as provided by general law. The constitutional limitation on State revenues may be increased by a two-thirds vote of the Legislature.

     State revenues are generally defined as taxes, fees, licenses, and charges for services imposed by the Legislature on individuals, businesses, or agencies outside State government. However, the revenue categories exempt from the constitutional limitation include: (1) revenues necessary to meet the requirements set forth in documents authorizing the issuance of bonds by the State; (2) certain revenues used to provide matching funds for the federal Medicaid program; (3) proceeds from the State lottery returned as prizes; (4) receipts of the Florida Hurricane Catastrophe Fund; (5) balances carried forward from prior fiscal years; (6) taxes, licenses, fees and charges for services imposed by local, regional, or school district governing bodies; or (7) revenue from taxes, licenses, fees and charges for services required to be imposed by any amendment or revision to the State Constitution after July 1, 1994. The Trust cannot predict the impact of these provisions on State finances. To the extent local governments traditionally receive revenues from the State which are subject to, and limited by, the amendment, the future distribution of such State revenues may be adversely affected.

     Hurricanes continue to endanger the coastal and interior portions of Florida. Substantial damage resulted from tropical storms and hurricanes in the 1992, 1995, 1998, and 1999 hurricane seasons. The hurricane season runs from June 1 through November 30. The Trust cannot predict the economic impact, if any, of future hurricanes and storms.

     As of June 30, 2002, the State had a high bond rating of Aa2 from Moody's Investors Service, AA+ from Standard & Poor's and AA from Fitch Ratings on its general obligation bonds. The State's bonds payable at June 30, 2002, totaled approximately $14.6 billion and were issued to finance capital outlay for educational projects of both local school districts, community colleges and state universities, environmental protection, and highway construction.

     For the local governments' fiscal year ended September 30, 2001, and in accordance with statutory law, the State's Auditor General has notified the State's Governor and Joint Legislative Auditing Committee that the audit reports submitted by 39 local governments not exempt from statutorily mandated audit report filing requirements contain a statement that the local governmental entity is in a state of financial emergency as provided in Section 218.503, Florida Statutes. As of May 27, 2003, the State's Auditor General has notified the State's Governor and Joint Legislative Auditing Committee that for the fiscal year ended September 30, 2002, 5 local governments have submitted statements in their audit reports indicating that they are in a state of financial emergency. Local governments have until September 30, 2003 to submit their audit reports to the State's Auditor General for the year ended September 30, 2002 and it is anticipated that additional local governments will submit reports prior to such date indicating that they are in a state of financial emergency. However, a statutorily defined financial emergency is not necessarily indicative of a local governmental entity's solvency or ability to pay its current financial obligations, but may be attributable to accounting practices or otherwise technical causes. The operations of all entities identified in the Auditor General's notifications as being in a state of financial emergency may be adversely affected by their financial condition.

                             PORTFOLIO TRANSACTIONS

The Manager, pursuant to the Advisory Agreement, and subject to the general control of the Trust's Board of Trustees, places all orders for the purchase and sale of Fund securities. Purchases of Fund securities are made either directly from the issuer or from dealers who deal in tax-exempt securities. The Manager may sell Fund securities prior to maturity if circumstances warrant and if it believes such disposition is advisable. In connection with portfolio transactions for the Trust, the Manager seeks to obtain the best available net price and most favorable execution for its orders. The Manager has no agreement or commitment to place transactions with any broker-dealer and no regular formula is used to allocate orders to any broker-dealer. However, the Manager may place security orders with brokers or dealers who furnish research or other services to the Manager as long as there is no sacrifice in obtaining the best overall terms available. Payment for such services would be generated through underwriting concessions from purchases of new issue fixed income securities.

     Such research and other services may include, for example: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and various functions incidental to effecting securities transactions, such as clearance and settlement. These research services may also include access to research on third party data bases, such as historical data on companies, financial statements, earnings history and estimates and corporate releases; real-time quotes and financial news; research on specific fixed income securities; research on international market news and securities; and rating services on companies and industries. The Manager continuously reviews the performance of the broker-dealers with whom it places orders for transactions. The receipt of research from broker-dealers that execute transactions on behalf of the Trust may be useful to the Manager in rendering investment management services to other clients (including affiliates of the Manager), and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Manager in carrying out its obligations to the Trust. While such research is available to and may be used by the Manager in providing investment advice to all its clients (including affiliates of the Manager), not all of such research may be used by the Manager for the benefit of the Trust. Such research and services will be in addition to and not in lieu of research and services provided by the Manager, and the expenses of the Manager will not necessarily be reduced by the receipt of such supplemental research. See THE TRUST'S MANAGER.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Trust, as well as the Manager's other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the Trust with those to be sold or purchased for other customers in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such customers, including the Trust. In some instances, this procedure may impact the price and size of the position obtainable for the Trust.

     The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price may reflect a dealer's mark-up or mark-down, the Trust pays no brokerage commissions as such. In addition, some securities may be purchased directly from issuers.

     The Manager directed a portion of the Florida Tax-Free Income Fund's transactions to certain broker-dealers that provided the Manager with research, analysis, advice, and similar services. For the fiscal year ended March 31, 2003, such transactions and related underwriting concessions amounted to the following:

  FUND                        TRANSACTION AMOUNT    UNDERWRITING CONCESSIONS
  Florida Tax-Free Income         $  5,248,574              $  26,275

PORTFOLIO TURNOVER RATE

The portfolio turnover rate is computed by dividing the dollar amount of securities purchased or sold (whichever is smaller) by the average value of securities owned during the year.

     The rate of  portfolio  turnover  will not be a  limiting  factor  when the
Manager deems changes in the Florida Tax-Free Income Fund's portfolio appropriate in view of its investment objective. For example, securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. The Florida Tax-Free Income Fund may purchase or sell securities solely to achieve short-term trading profits. These activities may increase the portfolio turnover rate for the Fund, which may result in the Fund incurring higher brokerage costs and realizing more taxable gains that would otherwise be the case in the absence of such activities.

     For the last two fiscal years ended March 31, the Florida Tax-Free Income Fund's portfolio turnover rates were as follows:

                2002 . . . . 38.88%             2003 . . .. 31.13%

     Portfolio turnover rates have been calculated excluding short-term variable rate securities, which are those with put date intervals of less than one year.

                              DESCRIPTION OF SHARES

The Funds are series of the Trust and are diversified. The Trust is an open-end management investment company established as a statutory trust under the laws of the state of Delaware pursuant to a Master Trust Agreement dated June 21, 1993. The Trust is authorized to issue shares of beneficial interest in separate portfolios. Two such portfolios have been established and are described in this SAI. Under the Master Trust Agreement, the Board of Trustees is authorized to create new portfolios in addition to those already existing without shareholder approval.

     Each Fund's assets and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated on the basis of the Funds' relative net assets during the fiscal year or in such other manner as the Board determines to be fair and equitable. Each share of each Fund represents an equal proportionate interest in that Fund with every other share and is entitled to dividends and distributions out of the net income and capital gains belonging to that Fund when declared by the Board.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meeting unless otherwise required by the 1940 Act. Under certain circumstances, however, shareholders may apply to the Trustees for shareholder information in order to obtain signatures to request a shareholder meeting. The Trust may fill vacancies on the Board or appoint new Trustees if the result is that at least two-thirds of the Trustees have still been elected by shareholders. Moreover, pursuant to the Master Trust Agreement, any Trustee may be removed by the vote of two-thirds of the outstanding Trust shares and holders of 10% or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. The Trust will assist in communicating to other shareholders about the meeting. On any matter submitted to the shareholders, the holder of each Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset values of the Funds' shares. However, on matters affecting an individual Fund, a separate vote of the shareholders of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter that does not affect that Fund but which requires a separate vote of another Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Board of Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shareholders of a particular Fund might have the power to elect all of the Trustees of the Trust because that Fund has a majority of the total outstanding shares of the Trust. When issued, each Fund's shares are fully paid and nonassessable, have no pre-emptive or subscription rights, and are fully transferable. There are no conversion rights.

                    CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

TAXATION OF THE FUNDS

Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the
Code). Accordingly, a Fund will not be liable for federal income tax on its taxable net investment income and net capital gains (capital gains in excess of capital losses) that it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify for treatment as a regulated investment company, a Fund must, among other things, (1) derive least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, and other income (including gains from options or futures contracts) derived with respect to its business of investing in securities (the 90% test) and (2) satisfy certain diversification requirements at the close of each quarter of its taxable year. Furthermore, for a Fund to pay tax-exempt income dividends, at least 50% of the value of its total assets at the close of each quarter of its taxable year must consist of obligations the interest on which is exempt from federal income tax. Each Fund intends to continue to satisfy this requirement.

     The Code imposes a nondeductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount at least equal to the sum of (1) 98% of its taxable net investment income for that calendar year, (2) 98% of its capital gain net income for the twelve-month period ending on October 31 in that year, and (3) any prior undistributed amounts. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

     For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount (generally, the excess of the stated redemption price at maturity of a debt obligation over its issue price). Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any payment is actually received, and therefore is subject to the distribution requirements mentioned above. However, original issue discount with respect to tax-exempt obligations generally will be excluded from a Fund's taxable income, although that discount will be included in its gross income for purposes of the 90% test and will be added to the adjusted tax basis of those obligations such securities for purposes of determining gain or loss upon sale or at maturity. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. An investment in a zero coupon bond will result in original issue discount.

     A Fund may purchase debt securities at a market discount. Market discount exists when a security is purchased at a price less than its original issue price adjusted for accrued original issue discount, if any. The Funds intend to defer recognition of accrued market discount until maturity or other disposition of the security. For a security purchased at a market discount, the gain realized on disposition will be treated as taxable ordinary income to the extent of accrued market discount on the security.

     The Funds may also purchase debt securities at a premium, i.e., at a purchase price in excess of face amount. With respect to tax-exempt securities, the premium must be amortized to the maturity date, but no deduction is allowed for the premium amortization. The amortized bond premium on a security will reduce a Fund's adjusted tax basis in the security. For taxable securities, the premium may be amortized if a Fund so elects. The amortized premium on taxable securities is first offset against interest received on the securities and then allowed as a deduction, and, generally must be amortized under an economic accrual method.

TAXATION OF THE SHAREHOLDERS

Taxable distributions are generally included in a shareholder's gross income for the taxable year in which they are received. Dividends declared in October, November, or December and made payable to shareholders of record in such a month are deemed to have been received on December 31, if they are paid during the following January. It is expected that none of the Funds' distributions will qualify for the corporate dividends-received deduction or for the reduced maximum  federal  income tax rate on  "qualified  dividend  income"  received by individuals (recently enacted under the Jobs and Growth Tax Relief Reconciliation Act of 2003).

     To the extent that dividends a Fund distributes to its shareholders are derived from interest income exempt from federal income tax and are designated as "exempt-interest dividends" by the Fund, they will be excludable from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from a Fund are includible in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that are required to be included in their gross income.

     If a Fund invests in any instruments that generate taxable income (such as market discount bonds, as described above, or otherwise under the circumstances described in the Fund's prospectus and this SAI) or engages in securities lending, the portion of any dividend that Fund pays that is attributable to the income earned on those instruments or from such lending will be taxable to its shareholders as ordinary income to the extent of its earnings and profits, and only the remaining portion will qualify as an exempt-interest dividend. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of the gain will be taxable to its shareholders.

     All distributions of investment income during a year will have the same percentage designated as tax-exempt. This method is called the "average annual method." Since the Funds invest primarily in tax-exempt securities, the percentage will be substantially the same as the amount actually earned during any particular distribution period.

     A shareholder of the Florida Tax-Free Income Fund should be aware that a redemption of shares (including any exchange into another USAA Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder receives an exempt-interest dividend with respect to any Fund share and has held that share for six months or less, any loss on the redemption or exchange of that share will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to any Fund shares and redeems or exchanges that Fund's shares before he or she has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss.

     The Funds may invest in industrial development revenue bonds. Interest on certain industrial development revenue bonds generally tax preference item for purposes of the federal alternative minimum tax (AMT), although the interest continues to be excludable from federal gross income for other purposes. AMT is a supplemental tax designed to ensure that taxpayers pay at least a minimum amount of tax on their income, even if they make substantial use of certain tax deductions and exclusions (referred to as tax preference items). Interest from industrial development revenue bonds is one of the tax preference items that is added to income from other sources for the purposes of determining whether a taxpayer is subject to the AMT and the amount of any tax to be paid. For corporate investors, alternative minimum taxable income is increased by 75% of the amount by which adjusted current earnings (ACE) exceed alternative minimum taxable income before the ACE adjustment. For corporate taxpayers, all tax-exempt interest is considered in calculating the AMT as part of the ACE. Prospective investors should consult their own tax advisers with respect to the possible application of the AMT to their tax situation.

     Opinions relating to the validity of tax-exempt securities and the exemption of interest thereon from federal income tax are rendered by recognized bond counsel to the issuers. Neither the Manager's nor the Funds' counsel makes any review of the basis of such opinions.

                                FLORIDA TAXATION

TAXATION OF THE FUNDS

If a Fund has tax nexus with Florida, such as through the location within Florida of the Trust or the Fund's activities or those of its adviser, then the Fund will be subject to Florida corporate income tax. In addition, if a Fund's intangible assets have a taxable situs in Florida, then the Fund will be subject to Florida's intangible personal property tax. Each Fund intends to operate so as not to be subject to Florida taxation.

TAXATION OF THE SHAREHOLDERS

Florida does not impose an income tax on individuals. Thus, dividends and distributions paid by the Funds to individuals who are residents of Florida are not taxable by Florida. Florida imposes an income tax on corporations and similar entities at a rate of 5.5%. Dividends and distributions of investment income and capital gains by the Funds will be subject to the Florida corporate income tax. Accordingly, investors in the Funds, including, in particular, investors that may be subject to the Florida corporate income tax, should consult their tax advisers with respect to the application of the Florida corporate income tax to the receipt of Fund dividends and distributions and to the investor's Florida tax situation in general.

     Florida imposes a tax on intangible personal property owned by Florida residents. Effective January 1, 2001, this tax is imposed at a rate of 1 mil (one dollar per thousand dollars of value). For 2002, the first $20,000 of an individual's ($40,000 for a husband and wife) value of taxable intangible personal property is exempt from the tax. Shares in the Funds constitute intangible personal property for purposes of the Florida intangible personal property tax. Thus, unless an exemption applies, shares in the Funds will be subject to the Florida intangible personal property tax. Prior to July 1, 1999, Florida provided an exemption for shares in an investment fund if the fund's portfolio consisted solely of assets exempt from the Florida intangible personal property tax. Effective July 1, 1999, the Florida Legislature revised this requirement so that the shares in a fund will be exempt if at least ninety percent of the net asset value of the portfolio of assets corresponding to the shares in the fund is invested in assets that are exempt from the Florida intangible personal property tax. Assets exempt from the Florida intangible personal property tax include obligations issued by the state of Florida and its political subdivisions, municipalities, and public authorities; obligations of the U.S. government, its agencies, and certain territories and possessions such as Puerto Rico, the Virgin Islands, and Guam; and cash.

     The Funds have received a ruling from the Florida Department of Revenue that if, on the last business day of any calendar year, at least 90% of the net asset value of the portfolio of assets corresponding to shares in a Fund is invested in assets that are exempt from the tax, shares of the Fund owned by Florida residents will be exempt from the Florida intangible personal property tax in the following year. If shares of a Fund are subject to the Florida intangible personal property tax, because less than 90% of the net asset value of the Fund's assets on the last business day of the calendar year consist of assets exempt from the Florida intangible personal property tax, only the portion of the NAV of a share of the Fund that is attributable to obligations of the U.S. government will be exempt from taxation.

                       TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of seven Trustees who supervise the business affairs of the Trust. The Board of Trustees is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Trustees periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Funds' service providers, including IMCO and its affiliates.

     Set forth below are the Non Interested Trustees, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

NON INTERESTED TRUSTEES

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S)               NUMBER OF                 OTHER
AND AGE          HELD WITH    OFFICE** AND    DURING PAST 5 YEARS                   PORTFOLIOS IN FUND        DIRECTORSHIPS
                 FUND         LENGTH OF                                             COMPLEX OVERSEEN          HELD BY DIRECTOR
                              TIME SERVED                                           BY DIRECTOR

-----------------------------------------------------------------------------------------------------------------------------
Barbara B.       Trustee      Trustee since   President, Postal Addvantage          Four registered           None
Dreeben (58)                  January 1994    (7/92-present), which is a postal     investment companies
                                              mail list management service.         consisting of 39 funds

-----------------------------------------------------------------------------------------------------------------------------

Robert L. Mason, Trustee      Trustee  since  Institute Analyst,  Southwest         Four registered           None
Ph.D.  (56)                   January  1997   Research Institute (3/02-present);    investment companies
                                              Staff Analyst, Southwest Research     consisting of 39 funds
                                              Institute (9/98-3/02); Manager,
                                              Statistical Analysis Section,
                                              Southwest Research  Institute
                                              (2/79-9/98),  which focuses in the
                                              fields of  technological research.

-----------------------------------------------------------------------------------------------------------------------------

Michael F.       Trustee      Trustee  since  President of Reimherr Business        Four registered           None
Reimherr  (57)                January  2000   Consulting (5/95-present), which      investment companies
                                              performs business valuations of       consisting of 39 funds
                                              large companies to include the
                                              development of annual business
                                              plans, budgets, and internal
                                              financial reporting.

-----------------------------------------------------------------------------------------------------------------------------

Laura T. Starks, Trustee      Trustee since   Charles E and Sarah M Seay Regents    Four registered           None
Ph.D. (53)                    May 2000        Chair Professor of Finance,           investment companies
                                              University of Texas at Austin         consisting of 39 funds
                                              (9/96-present).

-----------------------------------------------------------------------------------------------------------------------------

Richard A.       Trustee      Trustee since   Vice President, Beldon Roofing and    Four registered           None
Zucker (59)                   January 1992    Remodeling (7/85-present).            investment companies
                                                                                    consisting of 39 funds

=============================================================================================================================

* The address for each non-interested trustee is USAA Investment Management Company, P. O. Box 659430, San Antonio, Texas 78265-9430

** The term of office for each trustee is fifteen (15) years or until the trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or reelection, as the case may be, at least once every five (5) years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Set forth below are the Trustees and officers of the Trust who are employees of the Manager or affiliated companies and are considered "interested persons" under the 1940 Act, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held.

 INTERESTED TRUSTEES

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)   TERM OF           PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH     OFFICE AND        DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND          LENGTH OF                                              IN FUND
                               TIME SERVED                                            COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Robert G. Davis  Trustee and   Trustee since     Chairman, Chief Executive Officer,   Four registered         None
(56)             Chairman of   December  1996    and President of United Services     investment companies
                 the Board of                    Automobile Trustees Association      consisting of 39 funds
                 Trustees                        (USAA) (10/02-present); President
                                                 and Chief Executive Officer of
                                                 USAA (4/00-10/02); President and
                                                 Chief Operating Officer of USAA
                                                 (6/99-3/00);  Director of USAA
                                                 (2/99-present); Deputy Chief
                                                 Executive Officer for Capital
                                                 Management of USAA (6/98-5/99);
                                                 President,  Chief Executive
                                                 Officer,  Director,  and Chairman
                                                 of the Board of  Directors of USAA
                                                 Capital Corporation and several of
                                                 its subsidiaries and affiliates
                                                 (1/97-present); and President, Chief
                                                 Executive Officer, Director, and
                                                 Chairman of the Board of Directors of
                                                 USAA Financial Planning Services
                                                 (1/97-present). Mr. Davis also serves
                                                 as a Director and Chairman of the
                                                 Boards of Directors of USAA
                                                 Investment Management Company (IMCO),
                                                 USAA Life Insurance Company, USAA
                                                 Federal Savings Bank, and USAA Real
                                                 Estate Company.

-----------------------------------------------------------------------------------------------------------------------------

Christopher W.   Trustee,      Trustee since     President and Chief Executive        Five registered         None
Claus (42)       President,    February 2001     Officer,Director, and Vice Chairman  investment companies
                 and Vice                        of the Board of Directors, IMCO      consisting of 44 funds
                 Chairman of                     (2/01-present). Senior Vice
                 the Boardof                     President of Investment Sales
                 Trustees                        and Service,  IMCO  (7/00-2/01);
                                                 Vice President, Investment Sales and
                                                 Service, IMCO (12/94-7/00). Mr. Claus
                                                 also serves as President, Director,
                                                 and Chairman of the Board of Directors
                                                 of USAA Shareholder Account Services.
                                                 He also holds the officer position of
                                                 Senior Vice President of the USAA
                                                 Life Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

=============================================================================================================================

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*   POSITION(S)     TERM OF         PRINCIPAL OCCUPATION(S)              NUMBER OF               OTHER PUBLIC
AND AGE          HELD WITH       OFFICE AND      DURING PAST 5 YEARS                  PORTFOLIOS              DIRECTORSHIPS
                 FUND            LENGTH OF                                            IN FUND
                                 TIME SERVED                                          COMPLEX
                                                                                      OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------
Clifford A.      Vice President  Vice President  Senior Vice  President, Fixed        Five registered         None
Gladson (52)                     since May 2002  Income Investments, IMCO             investment companies
                                                 (9/02-present); Vice President,      consisting of 44 funds
                                                 Fixed Income Investments, IMCO
                                                 (5/02-9/02);  Vice President,
                                                 Mutual Fund  Portfolios,  IMCO,
                                                 (12/99-5/02);  Assistant Vice
                                                 President Fixed Income Investments,
                                                 IMCO (11/94-12/99).  Mr. Gladson
                                                 also holds the officer position of
                                                 Vice President of the USAA Life
                                                 Investment Trust, a registered
                                                 investment company offering five
                                                 individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Stuart Wester    Vice President  Vice President  Vice President, Equity Investments,  Five registered         None
 (56)                            since May 2002  IMCO (1/99-present); Vice President, investment companies
                                                 Investment Strategy and Analysis,    consisting of 44 funds
                                                 CAPCO (6/96-1/99).  Mr. Wester also
                                                 holds the officer position of Vice
                                                 President of the USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Mark S. Howard   Secretary       Secretary since Senior Vice President, Securities    Five registered         None
(39)                             September 2002  Counsel,  USAA  (12/02-present);     investment companies
                                                 Senior Vice President, Securities    consisting of 44 funds
                                                 Counsel and Compliance, IMCO
                                                 (1/02-12/02); Vice President,
                                                 Securities Counsel & Compliance, IMCO
                                                 (7/00-1/02); and Assistant Vice
                                                 President, Securities Counsel, USAA
                                                 (2/98-7/00).  Mr. Howard also holds
                                                 the officer positions of Senior Vice
                                                 President, Secretary and Counsel for
                                                 IMCO and USAA Shareholder Account
                                                 Services;  Secretary of the USAA
                                                 family of funds; and Assistant
                                                 Secretary for USAA Financial Planning
                                                 Services and for USAA Life Investment
                                                 Trust, a registered investment company
                                                 offering five  individual funds.
=============================================================================================================================

INTERESTED OFFICERS

=============================================================================================================================
NAME, ADDRESS*    POSITION(S)  TERM OF         PRINCIPAL OCCUPATION(S) DURING           NUMBER OF               OTHER PUBLIC
AND AGE           HELD WITH    OFFICE AND      PAST 5 YEARS                             PORTFOLIOS              DIRECTORSHIPS
                  FUND         LENGTH OF                                                IN FUND
                               TIME SERVED                                              COMPLEX
                                                                                        OVERSEEN
-----------------------------------------------------------------------------------------------------------------------------

David M. Holmes   Treasurer    Treasurer since Senior Vice President,  Life/            Five registered         None
(43)                           June 2001       IMCO/ Financial Planning Services        investment companies
                                               Senior Financial Officer, USAA           consisting of 44 funds
                                               (12/02-present);  Senior Vice
                                               President, Senior Financial Officer,
                                               IMCO (6/01-12/02);  Vice President,
                                               Senior Financial Officer, USAA Real
                                               Estate Company (RealCo) (12/97-5/01);
                                               Assistant Vice President, Capital
                                               Markets, RealCo (1/96-12/97). Mr.
                                               Holmes is a Director of USAA Life
                                               Insurance Company and also holds the
                                               officer positions of Treasurer of the
                                               USAA Life Investment Trust, a
                                               registered investment company offering
                                               five individual funds and Senior Vice
                                               President, Senior Financial Officer
                                               of USAA Life Insurance Company and USAA
                                               Shareholder Account Services.

-----------------------------------------------------------------------------------------------------------------------------

Eileen M. Smiley  Assistant    Assistant       Assistant Vice President, Securities     Five registered         None
(43)              Secretary    Secretary since Counsel, USAA (1/03-present); Attorney,  investment companies
                               February 2003   Morrision & Foerster, LLP (1/99-1/03);   consisting of 44 funds
                                               Senior Counsel, Division of Investment
                                               Management, U.S. Securities and
                                               Exchange Commission  (2/96-12/98).
                                               Ms. Smiley also holds the officer
                                               position of Assistant Secretary of
                                               the USAA Life Investment  Trust, a
                                               registered investment company
                                               offering five  individual funds.

-----------------------------------------------------------------------------------------------------------------------------

Roberto Galindo,  Assistant    Assistant       Assistant Vice President,  Portfolio     Five registered         None
Jr. (42)          Treasurer    Treasurer       Accounting/Financial  Administration,    investment companies
                               since July      USAA (12/02-present); Assistant Vice     consisting of 44 funds
                               2000            President, Mutual Fund Analysis &
                                               Support, IMCO, (10/01-12/02);  Executive
                                               Director, Mutual Fund Analysis & Support,
                                               IMCO (6/00-10/01); Director, Mutual Fund
                                               Analysis, IMCO (9/99-6/00); Vice President,
                                               Portfolio Administration, Founders Asset
                                               Management LLC (7/98-8/99);  Assistant
                                               Vice President, Director of Fund & Private
                                               Client Accounting, Founders Asset
                                               Management LLC (7/93-7/98). Mr. Galindo
                                               also holds the officer position of
                                               Assistant Treasurer of the USAA Life
                                               Investment Trust, a registered investment
                                               company offering five individual funds.




=============================================================================================================================

* The address of each interested trustee and officer is 9800 Fredericksburg Road, San Antonio, Texas 78288.

COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees typically conducts regular meetings five or six times a year to review the operations of the Funds in the USAA family of funds. During the Funds' most recent full fiscal year ended March 31, 2003, the Board of Trustees held meetings seven times. A portion of these meetings is devoted to various committee meetings of the Board of Trustees, which focus on particular matters. In addition, the Board of Trustees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Board of Trustees has four committees: an Executive Committee, an Audit Committee, a Pricing and Investment Committee, and a Corporate Governance Committee. The duties of these four Committees and their present membership are as follows:

     EXECUTIVE COMMITTEE: Between the meetings of the Board of Trustees and while the Board is not in sessions, the Executive Committee of the Board of Trustees has all the powers and may exercise all the duties of the Board of Trustees in the management of the business of the Trust that may be delegated to it by the Board. Trustees Davis, Claus, and Zucker are members of the Executive Committee.

     AUDIT COMMITTEE: The Audit Committee of the Board of Trustees reviews the financial information and the independent auditors' reports, and undertakes certain studies and analyses as directed by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Audit Committee. During the Funds' most recent full fiscal year ended March 31, 2003, the Audit Committee held meetings four times.

     PRICING AND INVESTMENT COMMITTEE: The Pricing and Investment Committee of the Board of Trustees acts upon various investment-related issues and other matters that have been delegated to it by the Board. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Pricing and Investment Committee. During the Funds' most recent full fiscal year ended March 31, 2003, the Pricing and Investment Committee held meetings four times.

     CORPORATE GOVERNANCE COMMITTEE: The Corporate Governance Committee of the Board of Trustees maintains oversight of the organization, performance, and effectiveness of the Board and independent Trustees. Trustees Dreeben, Mason, Reimherr, Starks, and Zucker are members of the Corporate Governance Committee. During the Funds' most recent full fiscal year ended March 31, 2003, the Corporate Governance Committee held meetings seven times.

     In addition to the previously listed Trustees and/or officers of the Trust who also serve as Trustees and/or officers of the Manager, the following individuals are executive officers of the Manager: Mark S. Rapp, Senior Vice President, Marketing, and Terri L. Luensmann, Senior Vice President, Investment Operations. There are no family relationships among the Trustees, officers, and managerial level employees of the Trust.

     The following table sets forth the dollar range of total equity securities beneficially owned by the Trustees of the Funds listed in this SAI and in all the USAA Funds overseen by the Trustees as of the calendar year ended December 31, 2002.

                                                                  USAA FUND
                        FLORIDA TAX-      FLORIDA TAX-FREE         COMPLEX
                      FREE INCOME FUND    MONEY MARKET FUND         TOTAL

INTERESTED TRUSTEES

Robert G. Davis           None                  None                None
Christopher W. Claus      None                  None           Over $100,000

NON INTERESTED TRUSTEES

Barbara B. Dreeben        None                  None           Over $100,000
Robert L. Mason           None                  None          $50,001-$100,000
Michael F. Reimherr       None                  None           Over $100,000
Laura T. Starks           None                  None           Over $100,000
Richard A. Zucker         None                  None           Over $100,000

     There were no transactions or series of similar transactions relating directly or indirectly to the Non Interested Trustees of the Trust and their immediate family members in which the amount involved exceeded $60,000 during the past two calendar years ended December 31, 2002.

     The following table sets forth information describing the compensation of the current Trustees of the Trust for their services as Trustees for the fiscal year ended March 31, 2003.

            NAME                  AGGREGATE             TOTAL COMPENSATION
             OF                   COMPENSATION           FROM THE USAA FUNDS
           DIRECTOR             FROM THE TRUST          AND FUND COMPLEX (B)

INTERESTED TRUSTEES

       Robert G. Davis                None (a)                  None (a)
       Christopher W. Claus           None (a)                  None (a)

NON INTERESTED TRUSTEES

       Barbara B. Dreeben         $  12,052                 $   48,208
       Robert L. Mason            $  12,802                 $   51,208
       Michael F. Reimherr        $  12,552                 $   50,208
       Laura T. Starks            $  12,177                 $   48,708
       Richard A. Zucker          $  13,052                 $   52,208

     (a) ROBERT G. DAVIS AND CHRISTOPHER W. CLAUS ARE AFFILIATED WITH THE TRUST'S INVESTMENT ADVISER, IMCO, AND, ACCORDINGLY, RECEIVE NO REMUNERATION FROM THE TRUST OR ANY OTHER FUND OF THE USAA FUND COMPLEX.

     (b) AT MARCH 31, 2003, THE USAA FUND COMPLEX CONSISTED OF FIVE REGISTERED INVESTMENT COMPANIES OFFERING 44 INDIVIDUAL FUNDS. EACH TRUSTEE PRESENTLY SERVES AS A DIRECTOR OR TRUSTEE ON FOUR OF THE INVESTMENT COMPANIES IN THE USAA FUND COMPLEX, EXCLUDING THE USAA LIFE INVESTMENT TRUST, WHICH CONSISTS OF FIVE FUNDS AVAILABLE TO THE PUBLIC ONLY THROUGH THE PURCHASE OF CERTAIN VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES OFFERED BY USAA LIFE INSURANCE COMPANY.

     No compensation is paid by any fund to any Trustee/Director who is a director, officer, or employee of IMCO or its affiliates. No pension or retirement benefits are accrued as part of fund expenses. The Trust reimburses certain expenses of the Trustees who are not affiliated with the investment adviser. As of June 30, 2003, the officers and Trustees of the Trust and their families as a group owned beneficially or of record less than 1% of the outstanding shares of the Trust.

     The Trust knows of no one person who, as of June 30, 2003, held of record or owned beneficially 5% or more of either Fund's shares.

                               THE TRUST'S MANAGER

As described in the prospectus, USAA Investment Management Company (IMCO) is the manager and investment adviser, providing services under the Advisory Agreement. IMCO, organized in May 1970, is a wholly owned indirect subsidiary of United Services Automobile Association (USAA), a large, diversified financial services institution, and has served as investment adviser and underwriter for USAA State Tax-Free Trust from its inception.

     In addition to managing the Trust's assets, IMCO advises and manages the investments for USAA and its affiliated companies as well as those of USAA Investment Trust, USAA Mutual Fund, Inc., USAA Tax Exempt Fund, Inc., and USAA Life Investment Trust. As of the date of this SAI, total assets under management by IMCO were approximately $44 billion, of which approximately $27 billion were in mutual fund portfolios.

ADVISORY AGREEMENT

Under the Advisory Agreement, IMCO provides an investment program, carries out the investment policy, and manages the portfolio assets for each Fund. For these services under the Advisory Agreement, the Trust has agreed to pay IMCO a fee computed as described under FUND MANAGEMENT in the prospectus. Management fees are computed and accrued daily and payable monthly. IMCO is authorized, subject to the control of the Board of Trustees of the Trust, to determine the selection, amount, and time to buy or sell securities for each Fund. IMCO compensates all personnel, officers, and Trustees of the Trust if such persons are also employees of IMCO or its affiliates.

     Except for the services and facilities provided by IMCO, the Funds pay all other expenses incurred in their operations. Expenses for which the Funds are responsible include taxes (if any); brokerage commissions on portfolio transactions (if any); expenses of issuance and redemption of shares; charges of transfer agents, custodians, and dividend disbursing agents; cost of preparing and distributing proxy material; costs of printing and engraving stock certificates; auditing and legal expenses; certain expenses of registering and qualifying shares for sale; fees of Trustees who are not interested persons (not affiliated) of IMCO; costs of printing and mailing the prospectus, SAI, and periodic reports to existing shareholders; and any other charges or fees not specifically enumerated. IMCO pays the cost of printing and mailing copies of the prospectus, the SAI, and reports to prospective shareholders.

     The Advisory Agreement will remain in effect until June 30, 2004, for each Fund and will continue in effect from year to year thereafter for each Fund as long as it is approved at least annually by a vote of the outstanding voting securities of such Fund (as defined by the 1940 Act) or by the Board of Trustees (on behalf of such Fund) including a majority of the Trustees who are not interested persons of IMCO or (otherwise than as Trustees) of the Trust, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time by either the Trust or IMCO on 60 days' written notice. It will automatically terminate in the event of its assignment (as defined in the 1940 Act).

     From time to time IMCO may voluntarily, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. IMCO can modify or eliminate the voluntary waiver at any time without prior notice to shareholders.

     For the last three fiscal years ended March 31, management fees were as follows:

                                             2001          2002          2003
     Florida Tax-Free Income Fund          $622,766      $680,104      $816,240
     Florida Tax-Free Money Market Fund    $407,095      $448,873      $434,646

     Because the Florida Tax-Free Money Market Fund's expenses exceeded IMCO's voluntary expense limitation, IMCO did not receive management fees to which it would have been entitled as follows:

                                            2001           2002          2003
Florida Tax-Free Money Market Fund         $29,587       $12,914         N/A

     The Florida Tax-Free Income Fund's management fee is based upon two components: a base fee and a performance adjustment. The base fee of the Funds is computed as a percentage of the aggregate average net assets of both Funds combined. The base fee is allocated between the Funds based on the relative net assets of each. The base fee is computed at one-half of one percent (.50%) of the first $50 million of average net assets, two-fifths of one percent (.40%) for that portion of average net assets over $50 million but not over $100 million, and three-tenths of one percent (.30%) for that portion of average net assets over $100 million. A a performance adjustment increases or decreases the base fee of the Florida Tax-Free Income Fund depending upon the performance of the Fund relative to its relevant index. The Florida Tax-Free Income Fund's performance will be measured relative to that of the Lipper Florida Municipal Debt Funds Index. With respect to the Florida Tax-Free Money Market Fund, the management fee will continue to consist solely of the base fee discussed in this paragraph.

COMPUTING THE PERFORMANCE ADJUSTMENT

For any month, the base fee of the Florida Tax-Free Income Fund will equal the Fund's average net assets for that month multiplied by the annual base fee rate for the Fund, multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The base fee is then adjusted based upon the Fund's average annual performance during the performance period compared to the average annual performance of the Fund's relevant index over the same time period. For the month ended March 31, 2003, the performance period consists of the previous 20-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance  period  will  consist of the  current  month plus the  previous  35 months.

     The annual performance adjustment rate is multiplied by the average net assets of the Florida Tax-Free Income Fund over the performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee as referenced in the chart on the next page:

       OVER/UNDER PERFORMANCE            ANNUAL ADJUSTMENT RATE
         RELATIVE TO INDEX          (IN BASIS POINTS AS A PERCENTAGE
        (IN BASIS POINTS) 1          OF A FUND'S AVERAGE NET ASSETS)

         +/- 20 to 50                             +/- 4
         +/- 51 to 100                            +/- 5
       +/- 101 and greater                        +/- 6

        1 BASED ON THE DIFFERENCE  BETWEEN  AVERAGE  ANNUAL  PERFORMANCE  OF THE
          FUND AND ITS  RELEVANT  INDEX,  ROUNDED  TO THE  NEAREST  BASIS  POINT
          (.01%).

     For example, assume that a fixed income fund with average net assets of $900 million has a base fee of .30 of 1% (30 basis points) of the fund's average net assets. Also assume that the fund had average net assets during the performance period of $850 million. The following examples demonstrate the effect of the performance adjustment during a given 30-day month in various market environments, including situations in which the fund has outperformed, underperformed, and approximately matched its relevant index:

                                             EXAMPLES

                                                          EXAMPLES

                                   1         2          3           4           5           6
Fund Performance (a)             6.80%     5.30%      4.30%      (7.55%)     (-5.20%)     (3.65%)
Index Performance (a)            4.75%     5.15%      4.70%      (8.50%)     (-3.75%)     (3.50%)
Over/Under Performance (b)      + 205       +15       - 40        + 95        - 145        - 15
Annual Adjustment Rate (b)       + 6         0         -4         + 5          - 6           0
Monthly Adjustment Rate (c)      .0049%        n/a   (.0033%)       .0041%     (.0049%)        n/a
Base Fee for Month           $ 221,918   $ 221,918  $ 221,918    $ 221,918   $ 221,918   $ 221,918
Performance Adjustment          41,650           0    (28,050)      34,850     (41,650)          0
                             ----------------------------------------------------------------------
Monthly Fee                  $ 263,568   $ 221,918  $ 193,868    $ 256,768   $ 180,268   $ 221,918
                             ======================================================================

   (A) AVERAGE  ANNUAL  PERFORMANCE  OVER A 36-MONTH  PERIOD
   (B) IN BASIS POINTS
   (C) ANNUAL ADJUSTMENT RATE DIVIDED BY 365, MULTIPLIED BY 30, AND STATED AS A PERCENTAGE

     The Florida Tax-Free Income Fund measures its investment performance by comparing the beginning and ending redeemable value of an investment in the Fund during the measurement period, assuming the reinvestment of dividends and capital gains distributions during the period. Lipper uses this same methodology when it measures the investment performance of the component mutual funds within the Florida Municipal Debt Fund Index. Because the adjustment to the base fee is based upon the Fund's performance compared to the investment record of its respective Index, the controlling factor as to whether a performance adjustment will be made is not whether the Fund's performance is up or down per se, but whether it is up or down more or less than the record of its respective Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

APPROVAL OF ADVISORY AGREEMENT

At a meeting of the Board of Trustees held on April 23, 2003, the Board approved the continuation of the Advisory Agreement for each Fund for a one-year period ending June 30, 2004. In reviewing the Advisory Agreements, it was noted that the Board considered on a Fund-by-Fund basis the following factors: the nature and quality of the services provided by the Manager to the USAA family of funds, the Manager's personnel and operations; the Manager's financial condition; the level and method of computing each Fund's management fee; comparative performance, fee and expense information for each of the Funds; the profitability of the Funds to the Manager; the direct and indirect benefits, if any, derived by the Manager from the relationship with the Funds; each Fund's net asset level and net purchases and redemptions and average account size, and their impact on the Fund's performance and expenses; and any possible conflicts of interest. In reviewing the overall profitability of the management fee to the Manager, the Board considered the fact that USAA affiliates provide shareholder servicing and administrative services to the Funds for which they receive compensation. The Board also reviewed comparative information publicly available from other fund companies, and noted that the Manager's profit margins from the Funds appeared below industry norms.

ADMINISTRATION AND SERVICING AGREEMENT

Under an Administration and Servicing Agreement effective August 1, 2001, IMCO is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Trust reasonably deems necessary for the proper administration of the Funds. IMCO will generally assist in all aspects of the Funds' operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; provide and maintain an appropriate fidelity bond; process and coordinate purchases and redemptions and coordinate and implement wire transfers in connection therewith; execute orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; respond to shareholder inquiries; assist in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnish statements and confirms of all account activity; respond to shareholder complaints and other correspondence; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. For these services under the Administration and Servicing Agreement, the Trust has agreed to pay IMCO a fee computed daily and paid monthly, at an annual rate equal to fifteen one-hundredths of one percent (0.15%) for the Florida Tax-Free Income Fund and one-tenth of one percent (0.10%) for the Florida Tax-Free Money Market Fund of the average net assets of the respective Fund. We may also delegate one or more of our responsibilities to others at our expense.

     For the last two fiscal years ended March 31, the Trust paid IMCO the following administration and servicing fees:

                                              2002*              2003
     Florida Tax-Free Income Fund          $ 200,239          $ 328,381
     Florida Tax-Free Money Market Fund    $  88,556          $ 126,622

     * REFLECTS EIGHT MONTHS OF FEES FROM AUGUST 1, 2001 (EFFECTIVE DATE OF AGREEMENT).

CODE OF ETHICS

While the officers and employees of the manager, as well as those of the Funds, may engage in personal securities transactions, they are restricted by the procedures in a Joint Code of Ethics adopted by the Manager and the Funds. The Joint Code of Ethics was designed to ensure that the shareholders' interests come before the individuals who manage their Funds. It also prohibits the portfolio managers and other investment personnel from buying securities in an initial public offering or from profiting from the purchase or sale of the same security within 60 calendar days. Additionally, the Joint Code of Ethics requires the portfolio manager and other employees with access information about the purchase or sale of securities by the Funds to obtain approval before executing permitted personal trades. A copy of the Joint Code of Ethics has been filed with the SEC and is available for public view.

     The Funds and the Manager have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a Fund but prohibits fraudulent, deceptive, or manipulative conduct in connection with that personal investing. The Board of Trustees reviews the administration of the code of ethics at least annually and receives certifications from the Manager regarding compliance with the code of ethics annually.

UNDERWRITER

The Trust has an agreement with IMCO for exclusive underwriting and distribution of the Funds' shares on a continuing best-efforts basis. This agreement provides that IMCO will receive no fee or other compensation for such distribution services.

TRANSFER AGENT

The Transfer Agent performs transfer agent services for the Trust under a Transfer Agency Agreement. Services include maintenance of shareholder account records, handling of communications with shareholders, distribution of Fund dividends, and production of reports with respect to account activity for shareholders and the Trust. For its services under the Transfer Agency Agreement, each Fund pays the Transfer Agent an annual fixed fee of $25.50 per account. The fee is subject to change at any time. The fee to the Transfer Agent includes processing of all transactions and correspondence. Fees are billed on a monthly basis at the rate of one-twelfth of the annual fee. In addition, each Fund pays all out-of-pocket expenses of the Transfer Agent and other expenses which are incurred at the specific direction of the Trust.

                               GENERAL INFORMATION

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02105, is the Trust's Custodian. The Custodian is responsible for, among other things, safeguarding and controlling the Trust's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Trust's investments.

COUNSEL

Kirkpatrick & Lockhart LLP, 1800 Massachusetts Ave. NW, 2nd Floor, Washington, DC 20036-1800, will review certain legal matters for the Trust in connection with the shares offered by the prospectus.

INDEPENDENT AUDITORS

Ernst & Young LLP, 1900 Frost Bank Tower, 100 West Houston Street, San Antonio, Texas 78205, are the current independent auditors for the Funds. Prior to the 2002 fiscal year end audits, KPMG LLP, 112 East Pecan, Suite 2400, San Antonio, Texas 78205, were the independent auditors for the Funds. In these capacities, each firm is or was responsible for the audits of the annual financial statements of the Funds and reporting thereon.

                         CALCULATION OF PERFORMANCE DATA

Information regarding the total return and yield of each Fund is provided under COULD THE VALUE OF YOUR INVESTMENT IN THESE FUNDS FLUCTUATE? in the prospectus. SEE VALUATION OF SECURITIES herein for a discussion of the manner in which each Fund's price per share is calculated.

TOTAL RETURN

The Florida Tax-Free Income Fund may advertise performance in terms of average annual total return for 1- and 5-year and since inception periods ended March 31, 2003.

                                            1        5        SINCE INCEPTION
FLORIDA TAX-FREE INCOME FUND              YEAR     YEAR       10/1/93
--------------------------------------------------------------------------------
Return Before Taxes                      10.16%    5.31%       5.33%
Return After Taxes on Distributions      10.16%    5.31%       5.33%
Return After Taxes on
  Distributions and Sale of Fund Shares   8.30%    5.24%       5.27%

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by such Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period and includes all recurring fees that are charged to all shareholder accounts.

TOTAL RETURN (BEFORE TAXES)

Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

Where:   P        =     a hypothetical initial payment of $1,000
         T        =     average annual total return
         n        =     number of years
         ERV      =     ending redeemable value of a hypothetical $1,000 payment
                        made at the beginning of the 1-, 5-, or 10-year periods at the end of the year or period

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                                P(1 + T)n = ATVD

Where:   P      =   a hypothetical initial payment of $1,000
         T      =   average annual total return (after taxes on distributions)
         n      =   number of years
         ATVD   =   ending  value  of a  hypothetical  $1,000  payment made at the beginning of the 1-, 5-,or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES )

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               P(1 + T)n = ATVDR

Where:   P      =  a hypothetical initial payment of $1,000
         T      =  average annual total return (after taxes on distributions)
         n      =  number of years
         ATVDR  =  ending  value of a  hypothetical  $1,000  payment  made at the beginning of the 1-, 5-, or 10-year periods, after taxes on fund distributions but not after taxes on redemption at the end of the year or period

INSTRUCTIONS:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (E.G., ordinary income, short-term capital gain, long-term capital gain). Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, E.G., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a) Calculate the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (E.G., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

YIELD

The Florida Tax-Free Income Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2 [(a-b/cd + 1)6 -1]

Where:   a   =   dividends and interest earned during the period
         b   =   expenses accrued for the period (net of reimbursement)
         c   =   the average daily number of shares outstanding during the
                 period that were entitled to receive dividends
         d   =   the maximum offering price per share on the last day of the period

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio and all recurring charges are recognized.

     The Fund's 30-day yield for the period ended March 31, 2003, was 3.78%.

YIELD - FLORIDA TAX-FREE MONEY MARKET FUND

When the Florida Tax-Free Money Market Fund quotes a current annualized yield, it is based on a specified recent seven-calendar-day period. It is computed by
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base return, then (3) multiplying the base period return by 52.14 (365/7). The resulting yield figure is carried to the nearest hundredth of one percent.

     The calculation includes (1) the value of additional shares purchased with dividends on the original share, and dividends declared on both the original share and any such additional shares and (2) any fees charged to all shareholder accounts, in proportion to the length of the base period and the Fund's average account size.

     The capital changes excluded from the calculation are realized capital gains and losses from the sale of securities and unrealized appreciation and depreciation. The Fund's effective (compounded) yield will be computed by dividing the seven-day annualized yield as defined above by 365, adding 1 to the quotient, raising the sum to the 365th power, and subtracting 1 from the result.

     Current and effective yields fluctuate daily and will vary with factors such as interest rates and the quality, length of maturities, and type of investments in the portfolio.

             Yield for 7-day Period ended March 31, 2003, was .82%. Effective Yield for 7-day Period ended March 31, 2003, was .82%.

TAX-EQUIVALENT YIELD

A tax-exempt mutual fund may provide more "take-home" income than a fully taxable mutual fund after paying taxes. Calculating a "tax-equivalent yield" means converting a tax-exempt yield to a pretax-equivalent so that a meaningful comparison can be made between a tax-exempt municipal fund and a fully taxable fund. The Florida Tax-Free Money Market Fund may advertise performance in terms of a tax-equivalent yield based on the 7-day yield or effective yield and the Florida Tax-Free Income Fund may advertise performance in terms of a 30-day tax-equivalent yield.

     To calculate a tax-equivalent yield, the Florida investor must know his Effective Marginal Tax Rate or EMTR. Assuming an investor can fully itemize deductions on his or her federal tax return, the EMTR is the sum of the federal marginal tax rate and the Florida Intangibles Personal Property Tax effect adjusted to reflect the deductibility of the Intangibles Tax from federal income tax.

     The computation of the Florida intangible tax effect is a multi-step process. Since the intangible tax is a tax upon assets, and not income, an investor may reduce his intangibles tax liability by choosing investments that are exempt from the Florida Intangibles Tax. We have provided a table in the prospectus to estimate the effect the intangibles tax may have upon an investor's EMTR. The Florida Intangibles Property Tax effect is determined by the investor's filing status, individual or joint, and the fair market value of intangible assets subject to the intangibles tax. The formula is:

  Florida Intangible Tax Effect = Intangible Tax Liability / Intangible Assets

     The formula for computing the EMTR to compare with fully taxable securities subject to both federal income and Florida intangible taxes is:

     EMTR = Federal Marginal Tax Rate + [Florida Intangible Tax Effect x (1-Federal Marginal Tax Rate)]

     The tax-equivalent yield is then computed by dividing the tax-exempt yield of a fund by the complement of the EMTR. The complement, for example, of an EMTR of 35.07% is 64.9%, that is (1.00 - 0.3507 = 0.6493).

     Tax-Equivalent Yield = Tax-Exempt Yield / (1-Effective Marginal Tax Rate)

     Based on a federal marginal tax rate of 35% and an intangible tax rate of ..10%, the tax-equivalent yields for the Florida Tax-Free Income and Florida Tax-Free Money Market Funds for the period ended March 31, 2003, were 5.82% and 1.26%, respectively.

              APPENDIX A - TAX-EXEMPT SECURITIES AND THEIR RATINGS

TAX-EXEMPT SECURITIES

Tax-exempt securities generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets, and water and sewer works. Tax-exempt securities may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

     The two principal classifications of tax-exempt securities are "general obligations" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development revenue bonds, which in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial development revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. There are, of course, many variations in the terms of, and the security underlying, tax-exempt securities. Short-term obligations issued by states, cities, municipalities or municipal agencies, include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes, and short-term notes.

     The yields of tax-exempt securities depend on, among other things, general money market conditions, conditions of the tax-exempt bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service (Moody's), Standard & Poor's Ratings Group (S&P), Fitch Ratings (Fitch), and Dominion Bond Rating Service Limited (DBRS), represent their opinions of the quality of the securities rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon, and rating may have different yields, while securities of the same maturity and coupon but with different ratings may have the same yield. It will be the responsibility of the Manager to appraise independently the fundamental quality of the tax-exempt securities included in a Fund's portfolio.

1. LONG-TERM DEBT RATINGS:

MOODY'S INVESTOR SERVICE

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: MOODY'S APPLIES NUMERICAL MODIFIERS 1, 2, AND 3 IN EACH GENERIC RATING CLASSIFICATION. THE MODIFIER 1 INDICATES THAT THE OBLIGATION RANKS IN THE HIGHER END OF ITS GENERIC RATING CATEGORY, THE MODIFIER 2 INDICATES A MID-RANGE RANKING, AND THE MODIFIER 3 INDICATES A RANKING IN THE LOWER END OF THAT GENERIC RATING CATEGORY.

STANDARD & POOR'S RATINGS GROUP

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

BBB    n obligation  rated BBB exhibits  adequate  capacity to pay interest and
       repay  principal.   However,  adverse  economic  conditions  or  changing
       circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

PLUS (+) OR MINUS (-): THE RATINGS FROM AA TO BBB MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.

FITCH RATINGS

AAA Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. A High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

DOMINION BOND RATING SERVICE LIMITED (DBRS)

As is the case with all DBRS rating scales, long-term debt ratings are meant to give an indication of the risk that the borrower will not fulfill its full obligations in a timely manner with respect to both interest and principal commitments. DBRS ratings do not take factors such as pricing or market risk into consideration and are expected to be used by purchasers as one part of their investment process. Every DBRS rating is based on quantitative and qualitative considerations that are relevant for the borrowing entity.

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned, and the entity has established a creditable track record of superior performance. Given the extremely tough definition that DBRS has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rated "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition that DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits, which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present that reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/
CC/C Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B." Bonds rated below "B" often have characteristics, which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D      This category indicates Bonds in default of either interest or principal.

NOTE: (HIGH/LOW) GRADES ARE USED TO INDICATE THE RELATIVE STANDING OF A CREDIT WITHIN A PARTICULAR RATING CATEGORY. THE LACK OF ONE OF THESE DESIGNATIONS INDICATES A RATING THAT IS ESSENTIALLY IN THE MIDDLE OF THE CATEGORY. NOTE THAT "HIGH" AND "LOW" GRADES ARE NOT USED FOR THE AAA CATEGORY.

2. SHORT-TERM DEBT RATINGS:

MOODY'S STATE AND TAX-EXEMPT NOTES

MIG-1/VMIG1  This  designation  denotes best  quality.  There is present  strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG-2/VMIG2  This  designation  denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MOODY'S COMMERCIAL PAPER

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

          *  Leading market positions in well-established industries.
          *  High  rates of return on funds employed.
          * Constervative capitalization structures with moderate reliance on debt and ample asset protection.
          * Broad margins in earning coverage of fixed financial charges and high internal cash generation.
          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P TAX-EXEMPT NOTES

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2   Satisfactory   capacity  to  pay  principal   and  interest,   with  some
       vulnerability to adverse financial and economic changes over the term of the notes.

S&P COMMERCIAL PAPER

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2    Capacity  for  timely   payment  on  issues  with  this   designation  is
       satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH'S COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT AND TAX-EXEMPT NOTES

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit features.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DBRS COMMERCIAL PAPER

R-1 (high)   Short-term  debt  rated  "R-1  (high)"  is of  the  highest  credit quality,  and  indicates  an  entity  that  possesses  unquestioned ability to repay  current  liabilities  as they fall due.  Entities
             rated  in  this  category   normally   maintain  strong   liquidity
             positions, conservative debt levels and profitability, which is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition, which DBRS has established for an "R-1 (high)," few entities are strong enough to achieve this rating.

R-1 (middle) Short-term  debt rated "R-1 (middle)" is of superior credit quality and,  in most  cases,  ratings in this  category  differ  from "R-1
             (high)" credits to only a small degree. Given the extremely tough definition, which DBRS has for the "R-1 (high)" category (which few companies are able to achieve), entities rated "R-1 (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)    Short-term  debt  rated  "R-1  (low)"  is  of  satisfactory  credit quality.  The overall strength and outlook for key liquidity,  debt and  profitability  ratios is not  normally  as  favorable  as with higher  rating  categories,  but  these  considerations  are  still
             respectable.   Any  qualifying  negative  factors  that  exist  are
             considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high),
R-2 (middle),
R-2 (low)    Short-term  debt rated  "R-2" is of  adequate  credit  quality  and within the three subset grades,  debt protection ranges from having reasonable  ability  for  timely  repayment  to a  level,  which is considered  only just  adequate.  The  liquidity and debt ratios of entities in the "R-2"  classification are not as strong as those in the "R-1" category,  and the past and future trend may suggest some risk of  maintaining  the  strength  of key ratios in these  areas.
             Alternative   sources   of   liquidity   support   are   considered
             satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit."
             Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present, which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high),
R-3 (middle),
R-3 (low)    Short-term  debt rated "R-3" is  speculative,  and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. "R-3" credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

NOTE: ALL THREE DBRS RATING CATEGORIES FOR SHORT-TERM DEBT USE "HIGH," "MIDDLE," OR "LOW" AS SUBSET GRADES TO DESIGNATE THE RELATIVE STANDING OF THE CREDIT WITHIN A PARTICULAR RATING CATEGORY.

                APPENDIX B - COMPARISON OF PORTFOLIO PERFORMANCE

Occasionally, we may make comparisons in advertising and sales literature between the Funds and other comparable funds in the industry. These comparisons may include such topics as risk and reward, investment objectives, investment strategies, and performance.

     Fund performance also may be compared to the performance of broad groups of mutual funds with similar investment goals or unmanaged indexes of comparable securities. Evaluations of Fund performance made by independent sources may be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund. The Fund or its performance may also be compared to products and services not constituting securities subject to registration under the Securities Act of 1933 such as, but not limited to, certificates of deposit and money market accounts. Sources for performance information and articles about the Fund may include but are not restricted to the following:

AAII JOURNAL, a monthly association magazine for members of the American Association of Individual Investors.

ARIZONA REPUBLIC, a newspaper that may cover financial and investment news.

AUSTIN AMERICAN-STATESMAN, a newspaper that may cover financial news.

BARRON'S, A DOW JONES AND COMPANY, INC. business and financial weekly that periodically reviews mutual fund performance data.

THE BOND BUYER, a daily newspaper that covers bond market news.

BUSINESSWEEK,  a  national  business   weekly   that  periodically  reports  the
performance rankings and ratings of a variety of mutual funds.

CDA/WEISENBERGER MUTUAL FUNDS INVESTMENT REPORT, a monthly newsletter that reports on both specific mutual fund companies and the mutual fund industry as a whole.

CHICAGO TRIBUNE, a newspaper that may cover financial news.

CONSUMER REPORTS, a monthly magazine that from time to time reports on companies in the mutual fund industry.

DALLAS MORNING NEWS, a newspaper that may cover financial news.

DENVER POST, a newspaper that may quote financial news.

FINANCIAL PLANNING, a monthly magazine that periodically features companies in the mutual fund industry.

FINANCIAL SERVICES WEEK, a weekly newspaper that covers financial news.

FINANCIAL  WORLD  MAGAZINE,  a  monthly  magazine  that  periodically   features
companies in the mutual fund industry.

FORBES,  a  national  business   publication  that   periodically   reports  the
performance of companies in the mutual fund industry.

FORTUNE, a national business publication that periodically rates the performance of a variety of mutual funds.

FUND ACTION, a mutual fund news report.

HOUSTON CHRONICLE, a newspaper that may cover financial news.

INCOME AND SAFETY, a monthly newsletter that rates mutual funds.

INVESTECH, a bimonthly investment newsletter.

INVESTMENT ADVISOR, a monthly publication directed primarily to the advisor community; includes ranking of mutual funds using a proprietary methodology.

INVESTMENT  COMPANY  INSTITUTE,   the  national   association  of  the  American
Investment Company industry.

INVESTOR'S BUSINESS DAILY, a newspaper that covers financial news.

KIPLINGER'S PERSONAL FINANCE MAGAZINE, a monthly investment advisory publication that periodically features the performance of a variety of securities.

LIPPER A REUTER'S COMPANY EQUITY FUND PERFORMANCE ANALYSIS, a weekly and monthly publication of industry-wide mutual fund performance averages by type of fund.

LIPPER A REUTER'S COMPANY FIXED INCOME FUND PERFORMANCE ANALYSIS, a monthly publication of industry-wide mutual fund performance averages by type of fund.

LOS ANGELES TIMES, a newspaper that may cover financial news.

LOUIS RUKEYSER'S WALL STREET, a publication for investors.

MEDICAL ECONOMICS, a monthly magazine providing information to the medical profession.

MONEY, a monthly magazine that features the performance of both specific funds and the mutual fund industry as a whole.

MONEY FUND REPORT, a weekly publication of iMoneyNet, Inc. (formerly IBC Financial Data, Inc.), reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically: (1) Taxable Money Fund Averages: "100% U.S. Treasury" and "First Tier" and (2) Tax-Free Money Fund Averages:
"Stockbroker and General Purpose" and "State Specific Stockbroker and General Purpose."

MONEY MARKET INSIGHT, a monthly money market industry analysis prepared by iMoneyNet Inc. (formerly IBC Financial Data, Inc.)

MONEYLETTER, a biweekly newsletter that covers financial news and from time to time rates specific mutual funds.

MORNINGSTAR FIVE STAR INVESTOR, a monthly newsletter that covers financial news and rates mutual funds produced by Morningstar, Inc. (a data service that tracks open-end mutual funds).

MUNI BOND FUND REPORT, a monthly newsletter that covers news on the municipal bond market and features performance data for municipal bond mutual funds.

MUNIWEEK, a weekly newspaper that covers news on the municipal bond market.

MUTUAL FUND FORECASTER, a monthly newsletter that ranks mutual funds.

MUTUAL FUND INVESTING, a newsletter covering mutual funds.

MUTUAL FUND PERFORMANCE REPORT, a monthly publication of mutual fund performance and rankings, produced by Morningstar, Inc.

MUTUAL FUND SOURCE BOOK, an annual publication produced by Morningstar, Inc. that describes and rates mutual funds.

MUTUAL  FUND  VALUES,   a  biweekly   guidebook  to  mutual  funds  produced  by
Morningstar, Inc.

NEWSWEEK, a national business weekly.

NEW YORK TIMES, a newspaper that may cover financial news.

NO LOAD FUND INVESTOR, a newsletter covering companies in the mutual fund industry.

ORLANDO SENTINEL, a newspaper that may cover financial news.

PERSONAL INVESTOR, a monthly magazine that from time to time features mutual fund companies and the mutual fund industry.

SAN ANTONIO BUSINESS JOURNAL, a weekly newspaper that periodically covers mutual fund companies as well as financial news.

SAN ANTONIO EXPRESS-NEWS, a newspaper that may cover financial news.

SAN FRANCISCO CHRONICLE, a newspaper that may cover financial news.

SMARTMONEY, a monthly magazine featuring news and articles on investing and mutual funds.

THE WALL STREET JOURNAL(R), a Dow Jones and Company, Inc. newspaper that covers financial news

USA TODAY(R), a newspaper that may cover financial news.

U.S. NEWS & WORLD REPORT, a national business weekly that periodically reports mutual fund performance data.

WASHINGTON POST, a newspaper that may cover financial news.

WORTH, a magazine that covers financial and investment subjects including mutual funds.

YOUR MONEY, a monthly magazine directed towards the novice investor.

     In addition to the sources above, performance of our Funds may also be tracked by Lipper, a Reuter's Company and Morningstar, Inc. Each Fund will be compared to Lipper's or Morningstar's appropriate fund category according to its objective(s) and portfolio holdings. Footnotes in advertisements and other sales literature will include the time period applicable for any rankings used.

     For comparative purposes, unmanaged indices of comparable securities or economic data may be cited. Examples include the following:

- Shearson Lehman Hutton Bond Indices, indices of fixed-rate debt issues rated investment grade or higher which can be found in the BOND MARKET REPORT.

- Bond Buyer Indices, indices of debt of varying maturities including revenue bonds, general obligation bonds, and U.S. Treasury bonds which can be found in MUNIWEEK and THE BOND BUYER.

     Other sources for total return and other performance data which may be used by the Funds or by those publications listed previously are Schabaker Investment Management and Investment Company Data, Inc. These are services that collect and compile data on mutual fund companies.

                       APPENDIX C - DOLLAR-COST AVERAGING

Dollar-cost averaging is a systematic investing method, which can be used by investors as a disciplined technique for investing. A fixed amount of money is invested in a security (such as a stock or mutual fund) on a regular basis over a period of time, regardless of whether securities markets are moving up or down.

     This practice reduces average share costs to the investor who acquires more shares in periods of lower securities prices and fewer shares in periods of higher prices.

     While dollar-cost averaging does not assure a profit or protect against loss in declining markets, this investment strategy is an effective way to help calm the effect of fluctuations in the financial markets. Systematic investing involves continuous investment in securities regardless of fluctuating price levels of such securities. Investors should consider their financial ability to continue purchases through periods of low and high price levels.

     As the following chart illustrates, dollar-cost averaging tends to keep the overall cost of shares lower. This example is for illustration only, and different trends would result in different average costs.

===============================================================================
                        HOW DOLLAR-COST AVERAGING WORKS

                     $100 Invested Regularly for 5 Periods
                                  Market Trend
           --------------------------------------------------------------------
                  Down                     Up                     Mixed
           --------------------   ---------------------    --------------------
           Share       Shares     Share        Shares      Share       Shares
Investment Price      Purchased   Price       Purchased    Price      Purchased
           --------------------   ---------------------    --------------------
   $100     $10         10          $6          16.67       $10         10
    100       9         11.1         7          14.29         9         11.1
    100       8         12.5         7          14.29         8         12.5
    100       8         12.5         9          11.1          9         11.1
    100       6         16.67       10          10           10         10
   ----      --         -----       --          -----        --         -----
   $500  ***$41         62.77    ***$39         66.35    ***$46         54.7


          *Avg. Cost:  $ 7.97    *Avg. Cost:   $ 7.54     *Avg. Cost:  $ 9.14
                        -----                   -----                   -----
         **Avg. Price: $ 8.20   **Avg. Price:  $ 7.80    **Avg. Price: $ 9.20
                        -----                   -----                   -----

  * Average Cost is the total amount invested divided by number of shares purchased.
 **  Average  Price  is  the  sum of the  prices  paid  divided  by  number  of purchases.
***  Cumulative total of share prices used to compute average prices.
===============================================================================

                APPENDIX D - USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA family of no-load mutual funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide you with the opportunity to formulate your own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund, subject to the limitations described earlier. For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, call us for a prospectus. Read it carefully before you invest. Mutual fund operating expenses apply and continue throughout the life of the Fund.

  ------------------------                     --------------------------
    ASSET ALLOCATION FUNDS                        TAX EXEMPT BOND FUNDS
  ------------------------                     --------------------------
      Balanced Strategy                                Long-Term
    Cornerstone Strategy                           Intermediate-Term
   Growth and Tax Strategy                            Short-Term
                                                  State Bond/Income
                                                   Income Strategy


  ---------------------                        --------------------------
      EQUITY FUNDS                                 TAXABLE BOND FUNDS
  ---------------------                        --------------------------
      Aggressive Growth                                 GNMA Trust
        Capital Growth                          High-Yield Opportunities
       Emerging Markets                                  Income
      First Start Growth                         Intermediate-Term Bond
 Precious Metals and Minerals                        Short-Term Bond
          Growth
       Growth & Income                         --------------------------
       Income Stock                               MONEY MARKET FUNDS
       International                           --------------------------
    Science & Technology                             Money Market
      Small Cap Stock                           Tax Exempt Money Market
           Value                              Treasury Money Market Trust
       World Growth                               State Money Market


 --------------------------
          INDEX FUNDS
  --------------------------
    Extended Market Index
     Global Titans Index
       Nasdaq-100 Index
 S&P 500 Index (Member Shares
     and Reward Shares)

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES.

CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS ARE OFFERED ONLY TO RESIDENTS OF THOSE STATES.

THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES.

"WILSHIRE 4500" IS A TRADEMARK AND "WILSHIRE" IS A SERVICE MARK OF WILSHIRE ASSOCIATES INCORPORATED AND HAVE BEEN SUBLICENSED FOR OUR USE. THE USAA EXTENDED MARKET INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY WILSHIRE ASSOCIATES INCORPORATED OR ANY OF ITS SUBSIDIARIES OR AFFILIATES, AND MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

"DOW JONES" AND "DOW JONES GLOBAL TITANS 50 INDEXSM" ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THE USAA GLOBAL TITANS INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY DOW JONES AND DOW JONES MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

NASDAQ-100(R), NASDAQ-100 INDEX(R), AND NASDAQ(R) ARE TRADE OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE USAA NASDAQ-100 INDEX FUND IS NOT SPONSORED, SOLD, OR PROMOTED BY THE CORPORATIONS AND THE CORPORATIONS MAKE NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

S&P(R) IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC., AND HAS BEEN LICENSED FOR USE. THE PRODUCT IS NOT SPONSORED, SOLD, OR PROMOTED BY STANDARD & Poor's, and Standard & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE PRODUCT.

AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

22735-0803

                           USAA STATE TAX-FREE TRUST

PART C.  OTHER INFORMATION

ITEM 23.                   EXHIBITS

  1   (a)  Master Trust Agreement dated June 21, 1993 (1)
      (b)  Amendment No. 1 to Master Trust Agreement dated September 8, 1993 (1)
      (c)  Amendment No. 2 to Master Trust Agreement dated May 3, 1994 (1)

  2        By-Laws, as amended November 8, 1993 (1)

  3        SPECIMEN CERTIFICATES FOR SHARES OF
      (a)  Florida Tax-Free Income Fund (1)
      (b)  Florida Tax-Free Money Market Fund (1)
      (c)  Texas Tax-Free Income Fund (1)
      (d)  Texas Tax-Free Money Market Fund (1)


  4   (a)  Advisory Agreement dated August 1, 2001 (7)
      (b)  Administration and Servicing Agreement dated August 1, 2001 (7)


  5   (a)  Underwriting Agreement dated June 25, 1993 (1)
      (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)

  6        Not Applicable


  7   (a)  Custodian Agreement dated June 29, 1993 (1)
      (b) Letter Agreement dated May 10, 1994 adding Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund (1)
      (c)  Subcustodian  Agreement dated March 24, 1994 (2)
      (d)  Amendment to Custodian Contract dated September 6,
           2002 (filed herewith)

  8   (a)  Transfer Agency Agreement dated November 13, 2002 (filed herewith)
      (b)  Letter Agreement dated May 10, 1994 adding Texas Tax-Free
           Income Fund and Texas Tax-Free Money Market Fund (1)
      (c)  Master Revolving Credit Facility Agreement with Bank of
           America dated January 9, 2003 (filed herewith)
      (d)  Master Revolving Credit Facility Agreement with
           USAA Capital Corporation dated January 9, 2003 (filed herewith)


  9   (a)  Opinion and Consent of Counsel dated October 22, 2002 (filed herewith)
      (b)  Opinion and Consent of Cousnel (filed herewith)

 10        Consent of Independent Auditors (filed herewith)

 11        Omitted Financial Statements - Not Applicable

 12        SUBSCRIPTIONS AND INVESTMENT LETTERS
      (a)  Florida Bond Fund and Florida Money Market Fund dated June
           25, 1993 (1)
      (b) Texas Tax-Free Income Fund and Texas Tax-Free Money Market Fund dated May 3, 1994 (1)

  13       12b-1 Plans - Not Applicable

  14       18f-3 Plans - Not Applicable

EXHIBIT NO.                DESCRIPTION OF EXHIBITS

  15       Plan Adopting Multiple Classes of Shares - Not Applicable


  16       Code of Ethics  (filed herewith)

  17       POWERS OF ATTORNEY
      (a) Powers of Attorney for Robert G. Davis, Christopher W. Claus, David M. Holmes, Michael Reimherr, Richard A. Zucker, Barbara B. Dreeben, Laura T. Starks, and Robert L. Mason, dated June 25, 2003 (filed herewith)


------------------
   (1) Previously filed with Post-Effective Amendment No. 4 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
         1995).

   (2) Previously filed with Post-Effective Amendment No. 5 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 25,
         1996).

   (3) Previously filed with Post-Effective Amendment No. 6 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
         1997).

   (4) Previously filed with Post-Effective Amendment No. 8 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         1999).

   (5) Previously filed with Post-Effective Amendment No. 9 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 1,
         2000).

   (6) Previously filed with Post-Effective Amendment No. 10 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on June 22,
         2001).


   (7) Previously filed with Post-Effective Amendment No. 11 of the Registrant (No. 33-65572 with the Securities and Exchange Commission on July 31,
         2002).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

         Information pertaining to persons controlled by or under common control with Registrant is hereby incorporated by reference to the section captioned "Trustees and Officers of the Trust" in the Statement of Additional Information.

ITEM 25. INDEMNIFICATION

         Protection for the liability of the adviser and underwriter and for the officers and trustees of the Registrant is provided by two methods:

         (a) THE TRUSTEE AND OFFICER LIABILITY POLICY. This policy covers all losses incurred by the Registrant, its adviser and its underwriter from any claim made against those entities or persons during the policy period by any shareholder or former shareholder of any Fund by reason of any alleged negligent act, error or omission committed in connection with the administration of the investments of said Registrant or in connection with the sale or redemption of shares issued by said Registrant. The Trust will not pay for such insurance to the extent that payment therefor is in violation of the Investment Company Act of 1940 or the Securities Act of 1933.

         (b) INDEMNIFICATION PROVISIONS UNDER AGREEMENT AND DECLARATION OF TRUST. Under Article VI of the Registrant's Agreement and
              Declaration of Trust, each of its Trustees and officers or any person serving at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise ("Covered Person") shall be indemnified against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such an officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
              (iii) a reasonable determination, based upon a review of the facts, that the Covered Person was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

              Expenses, including accountants and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time from funds attributable to the Fund of the Registrant in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Fund of the Registrant in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Registrant shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

              As to any matter disposed of by a compromise payment by any such Covered Person pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (a) by a majority of the disinterested Trustees who are not parties to the proceeding or (b) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (a) or by independent legal counsel pursuant to clause (b) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with any of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Registrant's Agreement and Declaration of the Trust or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, then the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         Information pertaining to business and other connections of the Registrant's investment adviser is hereby incorporated by reference to the section of the Prospectus captioned "Fund Management" and to the section of the Statement of Additional Information captioned "Trustees and Officers of the Trust."


ITEM 27. PRINCIPAL UNDERWRITERS

         (a) USAA Investment Management Company (the "Adviser") acts as principal underwriter and distributor of the Registrant's shares on a best-efforts basis and receives no fee or commission for its underwriting services. The Adviser, wholly owned by United Services Automobile Association, also serves as principal underwriter for USAA Investment Trust, USAA Mutual Fund, Inc., and USAA Tax Exempt Fund, Inc.

         (b)  Following  is  information   concerning  directors  and  executive
              officers of USAA Investment Management Company.

    NAME AND PRINCIPAL         POSITION AND OFFICES         POSITION AND OFFICES
    BUSINESS ADDRESS           WITH UNDERWRITER             WITH FUND

    Robert G. Davis            Director and Chairman        Trustee and
    9800 Fredericksburg Road   of the Board of              Chairman of the
    San Antonio, TX  78288     Directors                    Board of Trustees

    Christopher W. Claus       Chief Executive Officer,     President, Trustee
    9800 Fredericksburg Road   President, Director, and     and Vice Chairman
    San Antonio, TX  78288     Vice Chairman of the         of the Board of
                               Board of Directors          Trustees

    Clifford A. Gladson        Senior Vice President,       Vice President
    9800 Fredericksburg Road   Fixed Income Investments
    San Antonio, TX  78288

    Mark S. Howard             Senior Vice President,       Secretary
    9800 Fredericksburg Road   Secretary and Counsel
    San Antonio, TX  78288


    David M. Holmes            Senior Vice President,       Treasurer
    9800 Fredericksburg Road   Senior Financial Officer,
    San Antonio, TX  78288     and Treasurer

    Mark Rapp                  Senior Vice President        None
    9800 Fredericksburg Road   Marketing
    San Antonio, TX  78288

    Terri L. Luensmann         Senior Vice President,       None
    9800 Fredericksburg Road   Investment Operations
    San Antonio, TX  78288


         (c)      Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         The following entities prepare, maintain and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the "1940 Act") for the Registrant. These services are provided to the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

         USAA Investment Management Company
         9800 Fredericksburg Road
         San Antonio, Texas 78288

         USAA Shareholder Account Services
         10750 Robert F. McDermott Freeway
         San Antonio, Texas 78288

         State Street Bank and Trust Company
         1776 Heritage Drive
         North Quincy, Massachusetts 02171

ITEM 29. MANAGEMENT SERVICES

         Not Applicable.

ITEM 30. UNDERTAKINGS

         None.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas on the 25th day of June 2003.


                                            USAA STATE TAX-FREE TRUST

                                            /S/ CHRISTOPHER W. CLAUS
                                            Christopher W. Claus
                                            President

         Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities and on the date(s) indicated.

    (Signature)                (Title)                      (Date)



/S/ ROBERT G. DAVIS            Chairman of the              June 25, 2003
Robert G. Davis                Board of Trustees


/S/ CHRISTOPHER W. CLAUS       Vice Chairman of the Board   June 25, 2003
Christopher W. Claus           of Trustees and President
(Principal Executive Officer)


/S/ DAVID M. HOLMES            Treasurer (Principal         June 25, 2003
David M. Holmes                Financial and
                               Accounting Officer)


/S/ BARBARA B. DREEBEN         Trustee                      June 25, 2003
Barbara B. Dreeben


/S/ ROBERT L. MASON            Trustee                      June 25, 2003
Robert L. Mason


/S/ MICHAEL F. REIMHERR        Trustee                      June 25, 2003
Michael F. Reimherr


/S/ LAURA T. STARKS            Trustee                      June 25, 2003
Laura T. Starks


/S/ RICHARD A. ZUCKER          Trustee                      June 25, 2003
Richard A. Zucker

                                 EXHIBIT INDEX

EXHIBIT        ITEM                                                   PAGE NO.*


    7 (d)   Amendment to Custodian Contract dated September 6, 2002
            (filed herewith)                                                111

    8 (a)   Transfer Agency Agreement dated November 13, 2002
            (filed herewith)                                                115
      (c)   Master Revolving Credit Facility Agreement with Bank of
            America dated January 9, 2003 (filed herewith)                  128
      (d)   Master Revolving Credit Facility  Agreement
            with USAA Capital Corporation dated January
            9, 2003 (filed herewith)                                        164

    9 (a)   Opinion and Consent of Counsel dated October 22,
            2002 (filed herewith)                                           190
      (b)   Opinion and Consent of Counsel (filed herewith)                 193

    10      Consent of Independent Auditors (filed herewith)                196

    16      Code of Ethics (filed herewith)                                 198

    17      POWERS OF ATTORNEY
      (a)   Powers of  Attorney  for Robert G.  Davis  dated  March 6,
            2003,  Christopher W. Claus,  David M. Holmes,  Michael F.
            Reimherr, Robert L. Mason, Barbara B. Dreeben, Laura T.
            Starks, and Richard A. Zucker dated June 25, 2003
            (filed herewith)                                                 217